                                                       '33 ACT FILE NO. 33-61370
                                                       '40 ACT FILE NO. 811-3365


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.          [ ]


                         POST-EFFECTIVE AMENDMENT NO. 6         [X]

                                     AND/OR

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                                 AMENDMENT NO. 87               [X]

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
                     --------------------------------------
                           (EXACT NAME OF REGISTRANT)

                      SECURITY FIRST LIFE INSURANCE COMPANY
                      -------------------------------------
                               (NAME OF DEPOSITOR)

           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064
           -----------------------------------------------------------
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 312-6100

                               RICHARD C. PEARSON
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                      SECURITY FIRST LIFE INSURANCE COMPANY
           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064
           -----------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)


 X  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
---


    ON MAY 1, 1997 PURSUANT TO PARAGRAPH (b) OF RULE 485
---
    60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485
---
    ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485
---


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
    THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A --- PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


THE COMPANY HAS ELECTED PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTER AN INDEFINITE NUMBER OF SECURITIES. THE MOST RECENT RULE 24f-2 NOTICE WAS FILED ON FEBRUARY 27, 1997.

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A

                              CROSS REFERENCE SHEET
                               PART A - PROSPECTUS

Item Number in Form N-4                      Caption in Prospectus
-----------------------                      ---------------------
1.   Cover Page                              Cover Page

2.   Definitions                             Definitions

3.   Synopsis or Highlights                  Synopsis of the Contracts

4.   Condensed Financial Information         Condensed Financial Information;
                                             Financial Information

5.   General Description of Registrant,      Description of Security First
     Depositor, and Portfolio Companies      Life Insurance Company, The
                                             Separate Account and The Funds;
                                             Voting Rights; Servicing Agent

6.   Deductions and Expenses                 Contract Charges

7.   General Description of Variable         Description of the Contracts
     Annuity Contracts

8.   Annuity Period                          Annuity Period

9.   Death Benefit                           Death Benefits

10.  Purchases and Contract Value            Description of the Contracts;
                                             Accumulation Period; Principal
                                             Underwriter

11.  Redemptions                             Accumulation Period

12.  Taxes                                   Federal Income Tax Status

13.  Legal Proceedings                       Legal Proceedings

14.  Table of Contents of the Statement      Table of Contents of the Statement
     of Additional Information               of Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

15.  Cover Page                                    Cover Page

16.  Table of Contents                             Table of Contents

17.  General Information and History               The Insurance Company;
                                                   The Separate Account;
                                                   The Funds

18.  Services                                      Servicing Agent; Safekeeping
                                                   of Securities;
                                                   Independent Auditors

19.  Purchase of Securities Being Offered          Purchase of Securities Being
                                                   Offered

20.  Underwriters                                  Distribution of the Contracts

21.  Calculation of Yield Quotations of            Not Applicable
     Money Market Subaccounts

22.  Annuity Payments                              Annuity Payments

23.  Financial Statements                          Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                             GROUP FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                     Security First Life Insurance Company
                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
--------------------------------------------------------------------------------


The group flexible payment variable annuity contracts ("Contracts") described in this prospectus are issued by Security First Life Insurance Company ("Security First Life"). These Contracts are offered in connection with retirement plans that receive favorable tax treatment under Section 401 of the Internal Revenue Code (the "Code"), to employees of public school systems, churches and certain tax-exempt organizations as tax sheltered annuity Contracts described in Section 403(b) of the Code, to public employers maintaining deferred compensation plans described in Section 457 of the Code, and to individuals as individual retirement annuities ("IRAs") described in Section 408(b) of the Code. The Contracts are funded by the Bond Series and the T. Rowe Price Growth and Income Series of Security First Trust, the T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc. and the Money Market Portfolio of Variable Insurance Products Fund.



This prospectus sets forth information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1997, which information is incorporated herein by reference and is available without charge upon written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by telephoning 1-310-477-1059 (in California) or 1-800-992-9785 (outside California).


The table of contents of the Statement of Additional Information appears on page 22 of the prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF SHARES OF ANY UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED AND IN NO EVENT WILL DESIGNATION OF AN UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED BE PERMITTED. IN CONNECTION WITH A SECTION 403(b) PLAN OR AN IRA, PURCHASE PAYMENTS MAY NOT BE INVESTED IN T. ROWE PRICE GROWTH STOCK FUND, INC. OR T. ROWE PRICE PRIME RESERVE FUND, INC.
--------------------------------------------------------------------------------

THIS PROSPECTUS AND THE PROSPECTUSES FOR THE UNDERLYING FUND(S) SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


Prospectus dated May 1, 1997                                      SF 1700 (5/97)

                               TABLE OF CONTENTS


                                                                                                 PAGE
                                                                                                 ----
Definitions....................................................................................    3
Synopsis of the Contracts......................................................................    4
Fee Tables.....................................................................................    6
Condensed Financial Information................................................................    8
Financial Information..........................................................................    9
Description of Security First Life Insurance Company, The Separate Account and The Funds.......    9
    Reinsurance of Previously Issued Contracts.................................................    9
    The Insurance Company......................................................................    9
    General Account Series.....................................................................    9
    The Separate Account.......................................................................    9
    The Funds..................................................................................   10
Principal Underwriter..........................................................................   11
Servicing Agent................................................................................   11
Safekeeping of Securities......................................................................   11
Contract Charges...............................................................................   11
    Premium Taxes..............................................................................   12
    Sales Charges (Refundable upon Annuitization)..............................................   12
    Administrative Charges.....................................................................   12
    Mortality and Expense Risk Charge..........................................................   13
Description of the Contracts...................................................................   13
    Annuity Certificates.......................................................................   13
    Assignment.................................................................................   13
    Purchase Payments..........................................................................   13
    Transfers from the General Account to the Separate Account.................................   14
    Transfer Among Series......................................................................   14
    Modification of the Contract...............................................................   14
Accumulation Period............................................................................   15
    Crediting Accumulation Units...............................................................   15
    Valuation of an Account....................................................................   15
    Separate Account Accumulation Unit Current Values..........................................   15
    Net Investment Factor......................................................................   15
    Termination (Redemption)...................................................................   15
    Limitation on Redemptions..................................................................   16
    Statement of Account.......................................................................   16
Annuity Period.................................................................................   16
    Annuity Payments...........................................................................   16
    Election of Annuity Date and Form of Annuity...............................................   17
    Frequency of Payment.......................................................................   18
    Level Payments Varying Annually............................................................   18
    Alternate Assumed Investment Rates.........................................................   18
    Annuity Unit Values........................................................................   18
Death Benefits.................................................................................   18
    Death Before the Annuity Date..............................................................   18
    Death After the Annuity Date...............................................................   19
    Withdrawal.................................................................................   19
Federal Income Tax Status......................................................................   19
    Withholding Tax -- Eligible Rollover Distributions.........................................   20
Voting Rights..................................................................................   20
Legal Proceedings..............................................................................   20
Earlier Contracts..............................................................................   21
Additional Information.........................................................................   21
Table of Contents of Statement of Additional Information.......................................   22


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                                  DEFINITIONS

As used in this Prospectus, these terms have the following meanings:

ACCUMULATION UNIT -- A measuring unit used to determine the value of a Participant's interest in a General Account or the Separate Account series under a Contract at any time before Annuity payments commence.

ANNUITANT -- The individual on whose life Annuity payments under a Contract are based.

ANNUITY -- A series of periodic payments made to an Annuitant for life, for life with a minimum number of payments certain, for the joint lifetime of two Annuitants and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY DATE -- The date on which Annuity payments begin.

ANNUITY UNIT -- A measuring unit used to determine the amount of variable Annuity payments based on a Separate Account series under a Contract after such payments have commenced.

BUSINESS DAY -- Each Monday through Friday except for days the New York Stock Exchange is not open for trading.

CERTIFICATE -- The form given to each Participant describing that Participant's rights under a Contract.

CERTIFICATE DATE -- The date a Participant's Certificate is issued.

CERTIFICATE YEAR -- A period of 12 consecutive months beginning on the Certificate Date and on each subsequent anniversary thereof.

CONTRACT -- The agreement between Security First Life and the group contractholder covering the rights of the whole group.

FIXED ANNUITY -- An Annuity providing guaranteed level payments. Such payments are not based upon the investment experience of the Separate Account.

FUND -- A registered management investment company or an investment series of a registered management investment company (mutual fund), which serves as the underlying investment medium for the Separate Account.

GENERAL ACCOUNT -- All assets of Security First Life other than those in the Separate Account or any other segregated asset account established by Security First Life.

OWNER -- The person who has title to the Contract.

PARTICIPANT -- The individual by or for whom Purchase Payments are made under a Contract.

PARTICIPANT'S ACCOUNT -- The sum of all accumulation units credited for a Participant under a Contract.

PURCHASE PAYMENT -- The amounts paid to Security First Life in order to provide annuity benefits under the Contracts.


SEPARATE ACCOUNT -- The segregated asset account entitled "Security First Life Separate Account A". The Separate Account is registered as an investment company under the Investment Company Act of 1940. (On December 1, 1993, Security First Life Separate Account B, another segregated asset account of Security First Life, was merged with and into the Separate Account. See "Description of Security First Life Insurance Company, the Separate Account and the
Funds -- Merger of Former Security First Life Separate Account B with and into Security First Life Separate Account A", Page 9.)


SERIES -- A division of the Separate Account, the assets of which consist of shares of a specified Fund, or an accounting series, maintained for Security First Life's General Account to determine values used to provide Fixed Annuity benefits under the Contracts.

TRANSFER PAYMENT -- Any amount received by Security First Life for a Participant and which amount (i) is transferred from another tax-deferred annuity Contract or (ii) is not in accordance with the schedule of payments elected by the Participant.

VALUATION DATE -- Any Business Day used by the Separate Account to determine the value of part or all of its assets for purposes of determining Accumulation and Annuity Unit values for the Contracts. Security First Life will establish Valuation Dates at its discretion but until notice to the contrary is given, there will be one Valuation Date in each calendar week for Annuity Unit values, such date being the last Business Day in a week. Accumulation Unit values will be determined each Business Day.

VALUATION PERIOD -- The period of time from one Valuation Date through the next Valuation Date.

VARIABLE ANNUITY -- An Annuity providing payments which will vary in accordance with the investment experience of the applicable Separate Account series.

                           SYNOPSIS OF THE CONTRACTS

    Under the Contracts, Purchase Payments will be made to Security First Life until a specific date, after which annuity benefits become payable. The minimum monthly Purchase Payment is $20, with an annual minimum of $240. State and municipal premium taxes, if applicable, may be deducted from each Purchase Payment as received, from the Participant's General Account values at the time that a transfer of amounts to the Separate Account is elected, or from the Participant's Account at the time Annuity payments commence. However, no such premium taxes are presently being deducted and, until further notice, such premium taxes, which range from 0% to 3.0%, will be absorbed by Security First Life. (See "Premium Taxes," page 12.)

    Purchase Payments made under the Contracts are allocated initially to Security First Life's General Account to provide Fixed Annuity benefits. Simultaneously or thereafter, the Participant may elect to transfer a portion of the resulting General Account values to the Separate Account to provide the Variable Annuity benefits described herein subject to certain limitations. (See "The Separate Account," page 9.) All or a portion of payments received by Security First Life together with or following a valid written election by the Participant, subject to certain limitations, may be immediately transferred from the General Account to the Separate Account. The minimum amount of any such immediate transfer is $20. Except in the case of Contracts issued to certain state and local governmental units pursuant to Section 457 of the Code, up to 48% of the value of Accumulation Units provided by payments received prior to a Participant's written election, subject to certain limitations, may be transferred to the Separate Account in equal monthly installments of not less than $50 each over a period of at least 48 months from the date of election. (See "Transfers from the General Account to the Separate Account," page 14 for an example of how this limitation applies.) However, no such installment transfers are permitted with respect to General Account values acquired by a particular payment where any part of such values has already been transferred to the Separate Account as the result of a prior election. In all cases, amounts which have been transferred from the General Account to the Separate Account may not be transferred back to the General Account except to provide immediate Fixed Annuity benefits.

    Each transfer from the General Account to the Separate Account is treated as a surrender from the General Account and is subject to a sales charge (refundable upon annuitization and payable in the form of a fixed annuity) which varies in amount from 0% to 7%, depending on the length of time the amounts to be transferred have remained in the General Account. This charge will be restored, in whole or in part, as an Annuity Bonus when Annuity payments begin under the Contract.


    Pursuant to the Participant's designation, amounts transferred to the Separate Account are invested at a net asset value in Accumulation Units of one or more of five Series (Series B, Series G, Series T, Series P and Series FM), each of which consists of the shares of a different Fund. The five Funds which constitute the underlying investment media for the Contracts offered by this prospectus are the Bond Series of Security First Trust, the T. Rowe Price Growth and Income Series of Security First Trust, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc. and the Money Market Portfolio of the Variable Insurance Products Fund, corresponding respectively to the aforementioned Series. (See "The Funds," page 10). If a Certificate has been issued after September 25, 1981 in connection with a plan qualifying under Code
Section 403(b) or in connection with the purchase of an IRA under Section 408(b), amounts transferred to the Separate Account may be invested in only three Series: Series B, Series G and Series FM. If a Certificate has been issued pursuant to a plan qualifying under Code Section 457, any amounts transferred to the Separate Account may be invested only in four Series: Series B, Series G, Series T and Series P.



    T. Rowe Price Associates, Inc. ("Price Associates") provides investment advisory and administrative services to T. Rowe Price Growth Stock Fund, Inc. and T. Rowe Price Prime Reserve Fund, Inc. ("T. Rowe Price Funds"). Security First Investment Management Corporation ("Security Management") has been contracted to provide investment advisory and administrative services to the Security First Trust. Under separate agreements, Price Associates provides subadvisory services on behalf of the T. Rowe Price Growth & Income Series and Bond Series of the Security First Trust. The investment adviser of the Variable Insurance Products Fund is Fidelity Management & Research Company ("FMR").



    During the accumulation period, a Participant may elect to have all or part of the amounts allocated to any one Separate Account Series converted to another Separate Account Series, subject to certain limitations. (See "Transfer Among Series," page 14.) Each such transfer is subject to a $10 transfer charge and to a $1,000 minimum amount.

Such transfers are also permitted after the Annuity Date, subject to the same
$10 charge. Except in the case of Contracts issued to certain state and local governmental units pursuant to Section 457 of the Code, an administrative charge ranging from $30 to $40 will be assessed against a Participant's Account on each anniversary of the date such account was established and on the date such account is cancelled as the result of a complete surrender. In addition, a daily deduction for mortality and expense risks under the Contracts, at the rate of
 .0000244 (equivalent to .89% annually) is assessed against and deducted from the assets of each Series in the Separate Account. (See "Contract Charges," page
11.)


    The Code limits withdrawals from 403(b) Annuity Contracts to circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Participant's Account Value which represents contributions made by the Participant and does not include any investment results. The limitations on withdrawals apply only to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between retirement plans which may receive favorable tax treatment under the Code. Tax penalties may also apply.

    Participants should consult their own tax counsel or tax adviser regarding any distributions.


    Subject to the foregoing, a Participant may at any time before the Annuity Date surrender all or part of his interest under a Contract, provided that no partial surrender is permitted if it would reduce the Participant's interest in any Series to less than $200 unless his entire interest in that Series is being surrendered. Surrenders from any Separate Account Series are subject to a $10 charge and are effected on the basis of the current value of Accumulation Units in such Series. (See "Termination (Redemption)," page 16.) In the event of the Annuitant's death prior to attaining age 65 and before the Annuity Date, Security First Life will pay as a death benefit the accumulated value of the Participant's Account or, if greater, the total of the Participant's Purchase Payments reduced by any amounts previously applied to provide Annuity income or withdrawn as partial surrenders. (See "Death Benefits," page 18.)


    Since the Contracts are designed to fulfill long-term financial needs, purchasers should not consider them as short-term or temporary investments. The Code provides various taxes which may be assessed upon amounts that are withdrawn prematurely under the Contracts. (See "Federal Income Tax Status," page 19.)

                                   FEE TABLES

                        PARTICIPANT TRANSACTION EXPENSES


(a)  Withdrawal Charge                              $10 from each Series from
                                                    which withdrawal is made.

                                                   Minimum               Maximum
                                             -------------------    -----------------
(b)  Administrative Charges                          $30             $42.50 per year

(c)  Sales Charge                                                      Applicable
                                                                       Charge as a
                                                                       Percentage
                                                                       of Purchase
                                                    Year                 Payment
                                                    ----                --------
                                                      1                    7%
                                                      2                    6%
                                                      3                    5%
                                                      4                    4%
                                                      5                    3%
                                                 6 and later               0%

(d)  Transfer Charge (Applies to election     $10 per transfer
     to transfer Accumulation or Annuity
     units from any one Series to another)


                           SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE.
                  DEDUCTED ANNUALLY FROM THE SEPARATE ACCOUNT)

Mortality and Expense Risk Fees                                   0.89% annually

                     SECURITY FIRST TRUST (SERIES B AND G)
                T. ROWE PRICE GROWTH STOCK FUND, INC. (SERIES T)
               T. ROWE PRICE PRIME RESERVE FUND, INC. (SERIES P)
                  VARIABLE INSURANCE PRODUCTS FUND (SERIES FM)
                    ANNUAL EXPENSES (NET OF REIMBURSEMENTS)


                                                           Series B   Series G   Series T   Series P   Series FM
                                                           --------   --------   --------   --------   ---------
(a)  Management Fee (as a percentage of average net
     assets).............................................     .50%      .50%       .58%       .38%        .21%
(b)  Other Expenses (as a percentage of average net
     assets).............................................     .40%      .14%       .19%       .28%        .09%
(c)  Total Annual Expenses Of Underlying Funds...........     .90%      .64%       .77%       .66%        .30%

EXAMPLES


                              CONDITIONS
          A PARTICIPANT* WOULD PAY THE FOLLOWING EXPENSES ON
SEPARATE                           A                                            TIME PERIODS
 ACCOUNT    $1,000 INVESTMENT ASSUMING 5% ANNUAL RETURN ON         --------------------------------------
 SERIES                         ASSETS:                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------- ---------------------------------------------------      -------   -------   -------   --------
B         (a) upon surrender at the end of the stated time     (a)   $97      $ 132     $ 169      $273
              period
          (b) if the Certificate WAS NOT surrendered           (b)    87        122       159       263
--------- ---------------------------------------------------      -------   -------   -------   --------
G         Same                                                 (a)    94        124       156       247
                                                               (b)    84        114       146       237
--------- ---------------------------------------------------      -------   -------   -------   --------
T         Same                                                 (a)    95        128       163       260
                                                               (b)    85        118       153       250
--------- ---------------------------------------------------      -------   -------   -------   --------
P         Same                                                 (a)    94        125       157       249
                                                               (b)    84        115       147       239
--------- ---------------------------------------------------      -------   -------   -------   --------
FM        Same                                                 (a)    91        114       140       212
                                                               (b)    81        104       130       202
--------- ---------------------------------------------------      -------   -------   -------   --------


                     EXPLANATION OF FEE TABLE AND EXAMPLES

* The Examples are based upon the Contract as originally funded in Capitol Life Separate Account A which was transferred intact and became Security First Life Separate Account B which, in 1993, was merged with and into the Separate Account.


1. The purpose of the foregoing tables and examples is to assist the Participant in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the underlying funds. For additional information see "Contract Charges," beginning on page 11 of this Prospectus.


2. The examples assume that the initial transfer from the General Account to the Separate Account occurred during the first certificate year and that, therefore, the maximum sales charge of 7% is applied against the initial $1,000 investment. The 7% charge, however, should not be considered an expense if the Certificate is not surrendered, since that amount is placed in the Participant's fixed account to be refunded upon annuitization and payable in the form of a fixed annuity. Thus, for example, if the Participant began an annuity payout at any of the time periods indicated in the examples, he or she would receive an additional value (based upon the $1,000 hypothetical investment) of: 1 year $74, 3 years $81, 5 years $89 and 10 years $114 as a fixed annuity. In the case of an annuitization, the examples of expense incurred would be as follows:


SERIES   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   ------   -------   -------   --------
B          17        52        89        193
G          14        44        76        167
T          15        48        83        180
P          14        45        77        169
FM         11        34        60        132


  The examples assume that there were no subsequent transactions that would result in the imposition of charges. Premium taxes are not reflected. Premium taxes may be deducted from each Purchase Payment, upon transfers from the General Account, or upon annuitization. However, Security First Life is presently absorbing all premium taxes.

3. For purposes of the amounts reported in the examples, annual Administrative Charges are reflected by dividing the total amount of contract fees collected during the year by the total average net assets of the Separate Account.

4. NEITHER THE TABLE NOR THE EXAMPLES ARE REPRESENTATIONS OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION


    The following table, which sets forth condensed financial information of the Separate Account, was prepared by The Capitol Life Insurance Company which issued the Contracts funded in the Separate Account prior to the assumptive reinsurance of the Contracts and the transfer of the Separate Account to Security First Life effective February 18, 1992. The financial statements for the eight years ended December 31, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial statements for each of the two years in the period ended December 31, 1989 have been audited by Deloitte & Touche, independent auditors. The information should be read in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.



                                            Year       Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended      Ended
        Separate Acct A* Series           12/31/88   12/31/89   12/31/90   12/31/91   7/31/92    7/31/93
----------------------------------------  --------   --------   --------   --------   --------   --------
B (formerly L)
  Beg. AUV $............................     10.60      11.14      12.24      12.55      14.39      14.92
  End. AUV $............................     11.14      12.24      12.65      14.39      14.92      16.21
  End No. Qual. AUs (000)...............    631.8      583.2      153.0      131.15     126.7      122.0
G (formerly V)
  Beg. AUV $............................     13.09      15.69      19.55      17.24      21.67      23.34
  End. AUV $............................     15.69      19.55      17.24      21.67      23.34      25.16
  End No. Qual. AUs (000)...............   1597.8     1501.5      796.2      689.2      684.2      661.70
T Beg. AUV $............................     11.92      12.48      15.60      14.70      19.60      19.41
  End. AUV $............................     12.48      15.60      14.70      19.60      19.41      21.12
  End No. Qual. AUs (000)...............   1857.2     1543.9      136.1      116.9      112.8      108.0
P Beg. AUV $............................      9.04       9.61      10.36      11.08      11.60      11.79
  End. AUV $............................      9.61      10.36      11.08      11.60      11.79      12.00
  End No. Qual. AUs (000)...............   1947.9     1825.5      251.7      209.5      188.7      168.8



                                            Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended
        Separate Acct A* Series           12/31/93   12/31/94   12/31/95   12/31/96
----------------------------------------  --------   --------   --------   --------
B Beg. AUV $............................     16.21      16.48      15.77      18.25
  End. AUV $............................     16.48      15.77      18.25      18.60
  End No. Qual. AUs (000)...............    116.0      105.3      101.8      103.0
G Beg. AUV $............................     25.16      26.64      27.17      35.31
  End. AUV $............................     26.64      27.17      35.31      42.57
  End. No. NonQualified AUs (000).......     11.0       --         --          8.6
  End No. Qual. AUs (000)...............    635.0      607.2      580.5      562.5

T Beg. AUV $............................     21.12      23.45      23.44      30.44
  End. AUV $............................     23.45      23.44      30.44      36.72
  End No. Qual. AUs (000)...............    106.8      108.4      115.2      113.8

P Beg. AUV $............................     12.00      12.07      12.40      12.97
  End. AUV $............................     12.07      12.40      12.97      13.49
  End No. Qual. AUs (000)...............    157.7      122.0      113.1      103.0
  Yield.................................                                      4.01%

FM Beg. AUV $ (1/6/94)..................                 5.00       5.16       5.42
  End. AUV $............................                 5.16       5.42       5.66
  End No. Non-Qual. AUs (000)...........                                       2.6
  End. No. Qual. AUs (000)..............                92.3      104.7       81.4
  Yield.................................                4.81%      4.40%      4.36%
----------------------------------------------------------------------------------------------------------------


AUV -- Accumulation Unit Value

AU -- Accumulation Units

* Represents amounts accumulated in Capitol Life Separate Account A prior to February 18, 1992 and, from that date, in Security First Life Separate Account B.

                             FINANCIAL INFORMATION

    Financial Statements of the Separate Account are contained in the Statement of Additional Information. Security First Life's financial statements are also included in the Statement of Additional Information.

             DESCRIPTION OF SECURITY FIRST LIFE INSURANCE COMPANY,
                       THE SEPARATE ACCOUNT AND THE FUNDS

REINSURANCE OF PREVIOUSLY ISSUED CONTRACTS

    On February 18, 1992, Security First Life and The Capitol Life Insurance Company ("Capitol Life") entered into an Assumption Reinsurance Agreement ("Reinsurance Agreement") pursuant to which Security First Life acquired, on an assumption reinsurance basis, the variable annuity contracts of Capitol Life, including contracts which, except for the issuing separate account, are identical in all material respects ("reinsured contracts") to the Contracts offered by this prospectus. Pursuant to the Reinsurance Agreement, Capitol Life's Separate Account A with all of its assets was transferred intact to Security First Life and the separate account was reformed pursuant to Delaware law as Security First Life Separate Account B ("Account B"). Security First Life thereupon assumed all the liabilities and obligations under the reinsured contracts. All future payments made under the reinsured contracts are made directly to or by Security First Life.

    The reinsured contract Owners have the same contract rights and the same contract values as they did before the reinsurance transaction. However, they look to Security First Life instead of Capitol Life to fulfill the terms of their Contracts. Thus, as of the effective date of the reinsurance closing, the assets of Account B were only available to satisfy Security First Life's obligations under the reinsured contracts assumed by the Security First Life. Neither Account B nor the Separate Account were or are chargeable with liabilities arising out of any other business that Security First Life conducts nor can such assets be reached by Capitol Life's creditors. Account B was merged with and into the Separate Account as of December 1, 1993. (See "Merger of Former Security First Life Separate Account B with and into Security First Life Separate Account A," page 10.) The assets of the Separate Account are not chargeable with liabilities of Security First Life. (See "The Separate Account," page 9).

THE INSURANCE COMPANY


    Security First Life is a stock life insurance company founded in 1960 and organized under the laws of the State of Delaware. Its principal executive offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064. Security First Life is a wholly-owned subsidiary of Security First Group, Inc. ("SFG"). The outstanding voting stock of SFG is owned by London Insurance Group, Inc., a Canadian insurance service corporation and publicly traded subsidiary of Trilon Financial Corporation of Toronto, Canada. Trilon Financial controls several major Canadian corporations including London Life Insurance Company. Security First Life is authorized to transact the business of life insurance, including annuities. Security First Life presently is licensed to do business in 49 states and the District of Columbia.


GENERAL ACCOUNT SERIES

    Each payment made under a Contract is initially applied solely to purchase Accumulation Units in the General Account Series at their value on the date the payment is received by Security First Life. Such units thereafter increase in value in increments determined in advance on the basis of the interest rates guaranteed for that payment by Security First Life under the Contract. A Participant may apply the General Account values which have been accumulated for him under the Contract to purchase Fixed Annuity benefits at rates guaranteed in such Contract. The fixed benefit portion of the Contract is not intended to be offered by this prospectus. Participants are referred to the terms of the Contract itself for more information concerning General Account values and Fixed Annuity provisions.

THE SEPARATE ACCOUNT

    The Separate Account was established by Security First Life on May 29, 1980, in accordance with the provisions of the Delaware Insurance Code. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Security First Life by the Commission.

    The Separate Account and each Series therein are administered and accounted for as part of the general business of Security First Life, but the income, gains and losses, whether or not realized, from assets allocated to each Separate Account Series are credited to or charged against the assets held for that Series in accordance with the terms of the Contracts, without regard to other income, gains or losses of any other Separate Account Series or arising out of any other business Security First Life may conduct. The assets within each Separate Account Series are not chargeable with liabilities arising out of the business conducted by any other Separate Account Series, nor will the Separate Account as a whole be chargeable with liabilities arising out of any other business Security First Life may conduct.

    All obligations arising under a Contract, including the guarantee to make Annuity payments, are general corporate obligations of Security First Life, and all of Security First Life's assets are available to meet its expenses and obligations under the Contracts. However, while Security First Life is obligated to make the Variable Annuity payments under a Contract, the amount of such payments is not guaranteed.


    The Separate Account is divided into various investment Series. The Contracts permit allocation to five of the Series each of which invests in the shares of one of the five available Funds. (for this purpose, the term "Fund" includes each investment series of a multiple series management investment company.) Series B, G, T, P and FM respectively invest solely in the shares of the Bond Series of Security First Trust, the T. Rowe Price Growth and Income Series of Security First Trust, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc. and the Money Market Portfolio of Variable Insurance Products Fund. The shares of each Fund are purchased for the corresponding Separate Account Series at the net asset value per share next determined by each Fund following its receipt of the applicable payment, without sales charge. Any dividend or capital gain distributions received from a Fund are reinvested in Fund shares which are retained as assets of the applicable Separate Account Series. Fund shares will be redeemed without fee to the Separate Account to the extent necessary for Security First Life to make Annuity or other payments under the Contracts.


    If a Certificate was issued after September 25, 1981 in connection with a tax sheltered Annuity under Section 403(b) of the Code or an IRA, amounts transferred to the Separate Account may be invested only in three Series: Series B, Series G and Series FM. If a Certificate has been issued in connection with a deferred compensation plan described in Section 457 of the Code, any amounts transferred to the Separate Account may be invested in four Series: Series B, Series G, Series T and Series P. These restrictions also apply to conversion between Series.

    If shares of any Fund should no longer be available for investment by the Separate Account or if in the judgment of Security First Life's management further investment in the shares of any Fund should become inappropriate in view of the purposes of the Contracts issued, Security First Life may substitute for the Fund shares already purchased, and apply future purchase payments under the Contracts to the purchase of, shares of another Fund or other securities. No substitution of securities of any Separate Account Series may take place, however, without the prior approval of the Securities and Exchange Commission.


THE FUNDS


    Each Fund in which a Separate Account Series is invested is a diversified, open-end, management investment company, or a separate investment series thereof, registered under the Investment Company Act of 1940. Such registration does not involve supervision by the Securities and Exchange Commission of the investments or investment policies of the Funds. The investment objectives of the Funds are set forth below. There can be no assurance that the investment objectives of any of the Funds will be achieved.


    The principal investment objective of the Bond Series of Security First Trust is to achieve the highest investment income over the long-term consistent with the preservation of principal through investment primarily in marketable debt instruments. A secondary objective is growth of principal and income with respect to those Fund assets that are invested in common and preferred stocks.



    The principal investment objectives of the T. Rowe Price Growth and Income Series of Security First Trust are capital growth and production of income. Conservation of principal is a secondary objective. While this Fund will generally invest in common stocks and other equities, it may, depending on economic conditions, reduce such investments and substitute fixed income instruments.


    The principal investment objective of T. Rowe Price Growth Stock Fund, Inc. is long-term growth of capital through investments, primarily in common stocks of growth companies.

    The investment objectives of T. Rowe Price Prime Reserve Fund, Inc. are to seek the highest possible levels of current income while preserving capital and maintaining liquidity by investing primarily in money market (short-term debt) instruments.

    The principal investment objective of the Money Market Portfolio is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar denominated money market securities of domestic foreign issuers.

    Price Associates provides investment advisory and administrative services to
T. Rowe Price Growth Stock Fund, Inc. and T. Rowe Price Prime Reserve Fund, Inc. ("T. Rowe Price Funds"). Security Management provides investment advisory and administrative services to Security First Trust. Under separate agreements, Price Associates provides sub-advisory services to Security First Trust. Security First Trust, a Massachusetts business trust, may offer its shares to separate accounts funding variable annuity contracts issued by both affiliated and unaffiliated insurance companies. Variable Insurance Products Fund is a Massachusetts business trust divided into separate portfolios. The investment adviser of the Variable Insurance Products Fund is Fidelity Management & Research Company ("FMR").

    Funds are available to registered separate accounts offering variable annuity and variable life products of participating insurance companies and entities permitted under Section 817(h) of the Code (except for the T. Rowe Price Growth Stock Fund and T. Rowe Price Prime Reserve Fund. Although it is not anticipated that any disadvantage will result, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other companies, or some other reason. In the event of a conflict, the Separate Account will take any steps necessary to protect Owners and variable annuity payees, which may include withdrawal of amounts invested in the Fund by the Separate Account.

    The rights of Contract Owners, Annuitants, Participants or beneficiaries to instruct the Separate Account on the voting of portfolio company securities underlying their interest in the Separate Account can be found under the heading "Voting Rights."

    Prospectuses for the underlying Funds containing more detailed information may be obtained without charge by written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009. An investor should carefully read a Fund's prospectus before transferring amounts to be invested in a particular Fund.

                             PRINCIPAL UNDERWRITER

    Security First Financial, Inc., 11365 West Olympic Boulevard, Los Angeles, California 90064, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Contracts. Security First Financial, Inc., a Delaware corporation, is a subsidiary of SFG.

                                SERVICING AGENT

    An administrative services agreement has been entered into between Security First Life and SFG, under which the latter has agreed to perform certain of the administrative services relating to the Contracts and for the Separate Account. SFG performs substantially all of the recordkeeping and administrative services in connection with the Separate Account.

                           SAFEKEEPING OF SECURITIES

    All assets of the Separate Account are held for safekeeping by Security First Life. The assets of the Separate Account Series are kept physically segregated by the bank and held separate from the assets of any other firm, person, or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of Security First Life's officers and employees.

                                CONTRACT CHARGES


    Security First Life represents that the charges deducted under the Contract, described below, are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First Life.


    Contract charges are assessed in the following ways: (1) as charges on transfers from the General Account to the Separate Account, part of which may be deemed to be in the nature of sales charges, (2) as charges against each Participant's Account for the administration of such account and (3) as charges against the value of the assets of the Separate Account Series for the assumption of mortality and expense risks. These charges may not be changed under the Contract.

    An investor should note that there are deductions from and expenses paid out of the assets of the underlying Funds that are described in their respective prospectuses.

PREMIUM TAXES

    The Contracts permit Security First Life to deduct any applicable state premium taxes, from each payment as received, from the Participant's General Account values at the time that a transfer of amounts to the Separate Account is elected, or from the Participant's Account at the time Annuity payments commence. However, until further notice, such premium taxes, which range from 0% to 2.35% (3.50% in Nevada), will be absorbed by Security First Life and will not be charged against any Participant's Account.

SALES CHARGES (REFUNDABLE UPON ANNUITIZATION)

    Whenever a Participant elects to make a transfer from the General Account to the Separate Account, such transfer is treated as a surrender from the General Account and is subject to a sales charge (refundable in whole or in part upon annuitization and payable in the form of a fixed annuity) that varies according to the length of time that payment amounts have remained in the General Account before being transferred. This charge amounts to:

        7% for amounts received in the calendar year of the transfer;
       6% for amounts received in the calendar year before the transfer;
       5% for amounts received in the 2nd calendar year before the transfer; 4% for amounts received in the 3rd calendar year before the transfer; 3% for amounts received in the 4th calendar year before the transfer; 0% for all amounts received prior to the 4th calendar year before the transfer.

    These charges are applied by reducing the Participant's interest in the General Account Series by an amount determined by dividing the amount elected to be transferred to the Separate Account by a factor derived from the above percentage charges. This factor is equivalent to (a) - (b) where (a) is 1 and
(b) is the percentage charge expressed as a decimal. The General Account units are cancelled on a first-in, first-out basis. The effect of this varying schedule of percentage charges is that amounts left in the General Account for longer periods of time are subject to a lower charge than amounts immediately transferred. Thus, for example, if a Participant makes a written election to transfer $500 of a purchase payment to Series B of the Separate Account simultaneous with or prior to making the periodic payment, the General Account Series would be reduced by $537.63 ($500 divided by a factor of 0.93). On the other hand, if such transfer was a part of an election pertaining to a payment that had been deposited in the second calendar year prior to the election to transfer, the General Account Series would be reduced by only $526.32 ($500 divided by a factor of 0.95). (See "Transfers from the General Account to the Separate Account," page 14.)

    While there is no direct correlation between the above charges and the sales commissions that Security First Life pays to agents who sell the Contracts described in this prospectus, such charges may nevertheless be deemed to be in the nature of sales charges for purposes of the Investment Company Act of 1940. If, however, a Participant's Account is applied to provide Annuity income, all percentage charges (other than premium taxes, if any) previously imposed on that Participant's transfers from the General Account to the Separate Account will be restored in full or in part, as an Annuity Bonus. (See "Annuity Payments," page 17.)

ADMINISTRATIVE CHARGES

    At the end of each Certificate Year, and on the date a Participant's Account is cancelled as a result of a complete redemption, Security First Life will deduct an administrative charge equal to $27.50 plus $2.50 for each General Account and Separate Account Series for which there are Accumulation Units included in the value of such account. These charges will thus range from a minimum of $30 to a maximum of $40 on an annual basis. With respect to certain Contracts issued to fund deferred compensation plans for state and local government employees described in Section 457 of the Code, Security First Life has agreed to waive a portion of this annual administrative charge. As a result, the charge will be equal to $12 for a single Series, plus $2.50 for each additional Series and the administrative charges will therefore range from $12 to $22. The administrative charge is designed to cover the costs of administering the Contracts, and Security First Life does not anticipate profiting from them.

    Administrative expenses include the cost of policy issuance, salaries, rent, postage, telephone, travel expenses, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationery, office space and custodial expenses. As of December 31, 1992, there have been no amounts charged against Participants' accounts for such administrative expenses.

    A $10 transfer charge is deducted from a Participant's Account for each allowable election to convert Accumulation Units or Annuity Units from any one Series to another. (See "Transfer Among Series," page 14.) A surrender charge of the lesser of $10 or 2% of the amount surrendered is deducted from a Participant's Account for each partial surrender. (See "Termination (Redemption)," page 19.) All of the various types of charges described above are effected by cancelling Accumulation Units equal in value to the charges, and are allocated (1) to the Series from which a surrender or transfer is being made or
(2) in the case of periodic administrative charges, among the General Account and Separate Account Series on the basis of their relative values at the time the deduction is made.


MORTALITY AND EXPENSE RISK CHARGE


    The minimum death benefit provided for by the Contracts requires Security First Life to assume a mortality risk that the accumulated Contract value credited to a Participant will be less than the Participant's adjusted Purchase Payments. (See "Death Before the Annuity Date," page 18.) In addition, because the Contracts provide life Annuity options, Security First Life assumes a mortality risk that the death rate of Annuitants as a group will be lower than the death rate upon which the mortality tables specified in the Contracts are based. Security First Life also assumes the risk that the amounts collected as "Administrative Charges" may be insufficient to cover its actual costs. A fee will be charged by Security First Life to compensate it for assuming mortality and expense risks in connection with amounts allocated to the Separate Account. In valuing the Separate Account, Security First Life will make a daily deduction from the Separate Account determined by multiplying the value of the assets of the Separate Account by .0000244 (.89% on an annual basis).


    In the event Security First Life has gains from the receipt of this fee over its costs of assuming actuarial risks under the Contracts, some portion of the gains may be allocated to Participants' Accounts under such Contracts as experience credits if permitted by the plan under which the Contract is issued. Security First Life is under no obligation to allocate any such credits.

    To the extent there is a profit from the mortality and expense risk charges, Security First Life may use such profit in its discretion, including the use of such profit to offset expenses incurred in the distribution of the Contracts.

                          DESCRIPTION OF THE CONTRACTS

ANNUITY CERTIFICATES

    A group Contract is issued to a Contract Owner who is typically an employer, a trustee, or a government organization establishing a retirement plan. Employees who become Participants in the retirement plan are covered by a group Contract and are issued Certificates which evidence their participation and summarize their rights under the Contract. Since the Contracts are designed to fulfill long-term financial needs, purchasers should not consider them as short-term or temporary investments.

ASSIGNMENT

    The rights of Participants under the Contract may be restricted or augmented by the terms of the particular retirement plan or by the Code. For example, the Code provides rules as to the amount of contributions, the time when distributions must be commenced, and the Annuity options which are available. In particular, the Code provides that Certificates issued in connection with
Section 401 and 403 plans and IRAs must be nontransferable and nonassignable.

PURCHASE PAYMENTS

    Purchase Payments may be made on an annual, semi-annual, quarterly, or monthly basis, or at such intervals as may be agreed to by Security First Life. The frequency of Purchase Payments may be changed if permitted by the applicable plan. The minimum annual Purchase Payment is $240; with each monthly Purchase Payment subject to a $20 minimum. Purchase Payments will be invested in the General Account Series to purchase Accumulation Units at their value on the date the payment is received by Security First Life. Security First Life may also accept Transfer Payments from other annuity contracts. Confirmation of each purchase or Transfer Payment received will be sent to the Owner or Participant, as appropriate.

TRANSFERS FROM THE GENERAL ACCOUNT TO THE SEPARATE ACCOUNT

    The entire Purchase Payment, minus a 7% sales charge (refundable upon annuitization), may be transferred immediately to the Separate Account if written instructions are received prior to or simultaneous with the receipt of the payments affected. The minimum amount that may be transferred with respect to any payment is $20.

    With the exception of certain deferred compensation plans described in
Section 457 of the Code, if Purchase Payments are not transferred immediately, subsequent elections to transfer are restricted to 48% of such payments and are transferred in equal monthly installments over a period of at least 48 months. Each monthly installment is subject to a $50 minimum. Thus, if a Purchase Payment is made that is not the subject of a prior or contemporaneous transfer instruction, the maximum rate at which funds attributed to that Payment could subsequently be transferred to the Separate Account is one percent of such Payment per month, up to a maximum aggregate amount transferred of 48 percent of the Payment. For example, in the case of a $10,000 Purchase Payment, the maximum amounts that could be transferred pursuant to such a subsequent transfer instruction would be $100 per month, up to a maximum of $4,800 in the aggregate. Transfers from the General Account to the Separate Account are not permitted after Annuity payments have commenced. No monthly transfers may be made from General Account Accumulation Units which have been subject to any prior conversion election.

    All amounts transferred represent the current surrender value of the General Account Accumulation Units which are cancelled. Pursuant to the Participant's designation, and certain limitations described in "The Separate Account," amounts transferred to the Separate Account are invested at the net asset value next computed after the effective time and date of the transfer in Accumulation Units of one or more of five Series, each of which consists of the shares of a different Fund. The investment performance of the Fund and deductions of certain charges affect the Accumulation Unit value. Amounts may also be transferred back from the Separate Account to the General Account, but only in connection with an election to apply the resulting General Account values to provide immediate Annuity benefits. In addition, all or part of the sales charge may be restored as an Annuity Bonus upon annuitization. (See "Annuity Payments.")


TRANSFER AMONG SERIES



    A Participant may by written direction to Security First Life transfer either Accumulation Units or Annuity Units from any Separate Account Series to any one or more other Separate Account Series. If a Certificate has been issued to fund a tax sheltered annuity described in Section 403(b) of the Code, an IRA or a deferred compensation plan for state or local employees described in
Section 457 of the Code, transfers are subject to certain limitations. (See "The Separate Account.") The minimum amount to be transferred is $1,000 and is based upon the value of the affected Series at the close of business on the Business Day such transfer occurs, subject to a transfer charge of $10.


MODIFICATION OF THE CONTRACT

    The Contracts include Security First Life's assurance that Annuity payments involving life contingencies will be based on the minimum guaranteed annuity purchase rates incorporated in the Contracts, regardless of actual mortality experience. The Contracts include provisions legally binding on Security First Life with respect to these Annuity purchase rates and such other matters as death benefits, deductions from Purchase Payments, deductions from individual accounts for actuarial risk and other fees, and guaranteed rates with respect to fixed benefits. Security First Life may unilaterally change such provisions, but only: (i) with respect to Participants who become covered under a Contract after the effective date of the change; (ii) with respect to benefits and values provided by Purchase Payments made after the effective date of the change to the extent that such Purchase Payments in any Certificate Year exceed the first year's Purchase Payments; (iii) with respect to benefits and values provided by any Transfer Payment from another tax deferred annuity contract which is accepted by Security First Life after the effective date of the change; or (iv) to the extent necessary to make the Contract conform to any federal or state law, regulation or ruling.

    A Contract may also be modified by agreement between Security First Life and the Contract Owner, provided that no such modification will adversely effect a Participant's Account without that Participant's written consent.

    Inquiries as to Contract provisions should be made in writing to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by calling 1-310-477-1059 (in California) or 1-800-992-9785 (outside
California).

                              ACCUMULATION PERIOD

CREDITING ACCUMULATION UNITS


    Accumulation Units are credited to a Participant's Account upon receipt of each payment or transfer, as the case may be. The number of Accumulation Units to be credited is determined by dividing the net amount allocated to the Series in question by the value of an Accumulation Unit in that Series next computed following receipt of the payment or transfer.


VALUATION OF AN ACCOUNT

    The value of a Participant's Account on any date prior to the Annuity Date is determined by multiplying the total number of Accumulation Units credited to the account for each Series by the current value of an Accumulation Unit in that Series, and taking the sum of such results for all Series. Prior to the Annuity Date, each Participant will be provided with a written statement of account for each calendar quarter in which a transaction occurred, but in no event less than once annually. The statement of account will show all transactions for the period being reported as well as the number of Accumulation Units of each Series then credited to the Participant's Account, the current Accumulation Unit value for each such Series, and the total value of the Participant's Account as of the end of the reporting period.

SEPARATE ACCOUNT ACCUMULATION UNIT CURRENT VALUES

    The current value of Separate Account Accumulation Units for a Series varies with the investment experience of the Fund in which assets of that Series are invested. Such value is determined by multiplying the value of an Accumulation Unit in the Series on the immediately preceding Business Day by the net investment factor for the period since that day (see below). The Participant bears the investment risk that the aggregate value of that portion of the Participant's Account which is allocated to the Separate Account may at any time be less than, equal to, or more than the amounts transferred to the Separate Account.

NET INVESTMENT FACTOR

    The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the actuarial risk fee) in the net asset value of the Fund in which the Series is invested, since the preceding Business Day. The net investment factor may be either positive or negative, depending upon the Fund's investment performance.

TERMINATION (REDEMPTION)

    To the extent permitted by the Code and the plan under the terms of which the Contract is purchased, a Participant's Account may be terminated fully or partially at any time prior to the Annuity Date. As terminations may be restricted or result in adverse federal income tax consequences, Participants should consult their tax advisers before terminating their accounts. (See "Accumulation Period -- Limitations on Redemptions," page 16).

    The termination value (redemption value) of a Participant's interest in the Separate Account prior to the Annuity Date may be determined at any time by multiplying the number of Accumulation Units for each Series credited to the Participant's Account by the value of an Accumulation Unit in such Separate Account Series at that time and taking the sum of such results for all Series. Upon receipt of an application for a full or partial termination of a Participant's Account, Security First Life will determine the value of the number of Accumulation Units terminated at the Accumulation Unit value next computed following receipt of such written request by Security First Life.

    A request for a partial termination (partial surrender) of a Participant's Account containing more than one Series of Accumulation Units must specify the allocation of the partial termination among the Series of Accumulation Units. In the case of partial surrenders, a charge of the lesser of $10 or 2% of the amount surrendered is assessed against the value of each Series from which a surrender is being made. No partial termination may be made that would cause a Participant's interest in any Series in the Separate Account or the General Account to have a value after the termination of less than $200, unless the entire amount allocated to such Series is being withdrawn. Any termination in the Separate Account will result in full or partial forfeiture of the right to have charges previously imposed on transfers from the General Account to the Separate Account restored in the form of an Annuity Bonus. (See "Annuity Payments," page 17.)

    Payment of any amount surrendered from the Separate Account will be made within seven days of the date the request is received by Security First Life. Payments of termination values may be suspended when: (i) trading on the

New York Stock Exchange is restricted by the Securities and Exchange Commission ("SEC") or such Exchange is closed for other than weekends or holidays; (ii) the SEC has by order permitted such suspension; or (iii) an emergency as determined by the SEC exists making disposal of portfolio securities or valuation of assets of the Funds not reasonably practicable.

    Repayment of the amount received from the Separate Account upon such a termination may be made if such repayment is received by Security First Life within 30 days of the date such amount was mailed to the Participant by Security First Life, provided that this reinstatement right may be exercised one time only. An amount repaid under this provision will be applied to purchase Separate Account Accumulation Units at the unit values prevailing at the time the repayment is received by Security First Life. Failure to exercise such repayment privilege after a full termination will result in cancellation of a Participant's Account under the Contract.

LIMITATION ON REDEMPTIONS

    Participant Account values attributable to contributions made pursuant to a salary reduction agreement, as defined in Section 403(b)(11) of the Code, may be redeemed only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code) or in the case of hardship.

    Redemptions in the case of hardship may not include any income attributable to salary reduction contributions.

    Redeemed amounts may be taxable and may be subject to a penalty tax. If a withdrawal is taxable, Security First Life will process required tax withholding against a Participant's Account. A Participant should first consult with a tax adviser before terminating any portion of his or her account. If these limitations are violated, the Participant's Certificate may be disqualified under Section 403(b) of the Code, resulting in immediate taxation.

    The above limitations affect contributions made pursuant to a salary reduction agreement after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations generally do not apply to rollovers or exchanges between retirement plans which receive favorable tax treatment under the Code. Participants should consult their own tax counsel or other tax adviser.


STATEMENT OF ACCOUNT



    Prior to the Annuity Date, each Owner will be provided with a written statement of account each calendar quarter in which a transaction occurred, but in no event less than one annually. The statement of account will show all transactions for the period being reported as well as the number of Accumulation Units of each Series then credited to the Contract, the current Accumulation Unit value for each Series, and the Contract Value as of the end of the reporting period.



    Although care is taken to ensure the accuracy of allocations and transfers to and within the Separate Account, the possibility of an error still exists. Owners are asked to review their statements and confirmations of transactions carefully and to promptly advise Security First Life of any discrepancy. Allocations and transfers reflected in the statements will be considered final at the end of 60 days from the date of the statement.


                                 ANNUITY PERIOD

ANNUITY PAYMENTS

    When Annuity payments are to begin, the value of a Participant's Account is determined by multiplying the number of Accumulation Units of each Series in his account by the value of an Accumulation Unit in the account in that Series on the last Business Day of the second calendar week immediately preceding the date on which the first Annuity payment is to be made. Immediately prior to this valuation, Separate Account values may be transferred among the Separate Account and General Account Series in order to allocate benefits during the Annuity period between Fixed and Variable Annuity payments as desired by the Participant, subject to a $10 conversion charge. (This is the only circumstance under which amounts may be transferred from the Separate Account back to the General Account.)

    In the absence of such allocation, General Account Accumulation Units will be applied to provide a Fixed Annuity, and Separate Account Accumulation Units will be applied to provide a Variable Annuity. The dollar amount of Variable Annuity payments will reflect investment gains and losses and investment income in the Separate Account both before and after the Annuity Date (assuming variable accumulation) but will not be affected by adverse mortality experience or by an increase in Security First Life's expenses which may exceed the various administrative charges provided for under the Contracts.

    When a Participant's interest in the Separate Account is applied to provide Annuity income then, if such Participant has made no terminations (redemptions) from the Separate Account, Security First Life will add an Annuity Bonus to the amount (if any) available to provide Fixed Annuity benefits under the Contract. The Annuity Bonus will be equal to the percentage sales charges previously imposed upon the Participant's Account with respect to transfers from the General Account to one or more Separate Account Series, together with interest on such amount. If the Participant has made partial terminations (redemptions) from the Separate Account, an Annuity Bonus will still be credited but will be reduced proportionately to reflect those terminations. The Annuity Bonus will be reduced by the same proportion which the amount of the termination then bears to the Participant's entire interest in the Separate Account.

ELECTION OF ANNUITY DATE AND FORM OF ANNUITY

    The date on which Annuity payments are to begin and the form of option are elected by the Participant or Owner, as the case may be. The normal Annuity Date is the Certificate anniversary nearest to the Annuitant's 75th birthday, or the 10th anniversary of the Certificate Date, whichever is later, except as the Code may otherwise require. However, to the extent not prohibited by any applicable plan restrictions, an optional Annuity Date may be elected; such date may be the first day of any month prior to the normal Annuity Date. The election must be made at least 31 days before the optional Annuity Date.

    The normal form of Annuity under the Contracts is Option 2, a life Annuity with 120 monthly payments certain. Unless indicated otherwise, Option 2 will be automatically applied. Changes in the optional form of Annuity payment may be made at any time up to 31 days prior to the date on which Annuity payments are to begin. Options 1 through 4 may be elected as either Variable Annuities or Fixed Annuities, while Option 5 may be elected only as a Fixed Annuity. The first Annuity payments described in Options 1 though 4 are determined on the basis of (1) the mortality table specified in the Contracts, (2) the age and where permitted the sex of the Annuitant, (3) the type of Annuity payment option(s) selected, and (4) the assumed interest rate selected. Fixed Annuity payments described in Option 5 are determined on the basis of (1) the number of years in the payment period and (2) the interest rate guaranteed with respect to the option.

OPTION 1 -- LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual, ceasing with the last payment due prior to the death of an individual. This option offers the maximum level of monthly payments since there is no guarantee of a minimum number of payments or of death benefits for beneficiaries.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments of not less than 120, 180 or 240 months, as elected. If at the death of the individual the specified number of payments have not been made, Annuity payments will be continued during the remainder of such period to the designated beneficiary.

OPTION 3 -- INSTALLMENT REFUND LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments equal to the amount applied under this option divided by the first monthly payment.

OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of an individual and thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

OPTION 5 -- PAYMENTS FOR A DESIGNATED PERIOD


    A fixed dollar Annuity payable monthly for a specified number of years from 5 to 30. The amount of each payment will be based on an interest rate determined by Security First Life, which will not be less than 4% per annum for designated periods of 10 to 30 years, and 3% per annum for designated periods of 5 to 9 years. Participants who are age 60 or older on the Annuity Date, or who have submitted evidence of their election to begin payments under their employer's retirement program, may elect a designated period of 3 years for the Fixed Annuity payments under this option. Fixed Annuity payments under this option may not be commuted to a lump sum, except as provided under "Death Benefits," page 18.

FREQUENCY OF PAYMENT

    Payments under all options will be made on a monthly basis, unless a different arrangement has been requested by the Participant and agreed to by Security First Life. If at any time any payments to be made to any individual under any Series are or become less than $50 each, Security First Life shall have the right to decrease the frequency of payments to such interval as will result in a payment of at least $50.

LEVEL PAYMENTS VARYING ANNUALLY

    Under the Contracts, Variable Annuity payments are determined annually rather than monthly, so that Annuity payments, uniform in amount, are made monthly during each Annuity year. The level of payments for each year is based on the investment performance of the Separate Account up to the Valuation Date as of which the payments are determined for the year. Thus, amounts of the Annuity payments vary with the investment performance of the Separate Account from year to year rather than from month to month. An amount is removed from the Separate Account at the beginning of each year during which Annuity income payments are to be made. The monthly Annuity payments for the year are made from the General Account and are determined using an assumed investment rate of 4.25% unless an alternate assumed investment rate has been selected by the individual. (See "Alternate Assumed Investment Rates," below.) Security First Life will profit on the amounts placed in the General Account to provide level monthly payments during that year to the extent that net investment income and gains in the General Account exceed the assumed investment rate selected.

ALTERNATE ASSUMED INVESTMENT RATES

    Variable Annuity payments will vary to reflect the investment experience of the Separate Account and the assumed investment rate is the base rate around which Variable Annuity payments will fluctuate to reflect whether the investment experience of the Separate Account is better or worse than the assumed rate. A higher assumed investment rate will result in a higher initial payment, but more slowly rising or more rapidly falling subsequent payments than a lower assumed investment rate.

    Unless otherwise provided, the assumed investment rate will be 4.25% per annum. To the extent permitted by state law and regulations, Security First Life will permit election of an assumed investment rate of 3.50%, 5% or 6%. It should not be inferred, however, that such rates will bear any relationship to the actual net investment experience of the Separate Account.

ANNUITY UNIT VALUES

    The value of an Annuity Unit for each Series on any date is determined by multiplying the value of an Annuity Unit at the end of the preceding Valuation Period by the "Annuity change factor" for the second preceding Valuation Period. The Annuity change factor is an adjusted measurement of the investment performance of the Separate Account since the end of the preceding Valuation Period. The Annuity change factor is determined by dividing the value of an Accumulation Unit at the end of the Valuation Period by the value of an Accumulation Unit at the end of the preceding Valuation Period and multiplying the result by a neutralization factor.

                                 DEATH BENEFITS

DEATH BEFORE THE ANNUITY DATE

    For Certificates issued on or after January 19, 1985, other than in connection with a Section 401 plan, a Section 403(b) plan or an IRA, the following provisions apply:

    1. If the beneficiary is the participant's spouse, the spouse shall be deemed to be the Participant and succeeds to all the Contract rights that relate to the Contract.


    2. If the beneficiary is not the Participant's spouse, the beneficiary may elect to receive a lump sum settlement, or to receive annuity income under Annuity Income Options One, Two, or Five. (See "Annuity Payments," page 16). The lump sum settlement must be made within 5 years of the death of the Participant. Payments under the Annuity Income Options must begin within one year of the Participant's death and the period of payments may not be longer than the beneficiary's life expectancy as specified by the Internal Revenue Service tables.

    For certificates issued in connection with a Section 401 plan, a Section 403(b) plan or an IRA, the following provisions apply unless otherwise provided in the plan:


    1. If the beneficiary is the Participant's spouse, the spouse may elect to receive Annuity income under Annuity Income Options One, Two, or Five, or to treat the Contract as his or her own. Payments under the Annuity Income Options must begin prior to the date on which the deceased Participant would have attained age 70 1/2.

    2. If the beneficiary is not the Participant's spouse, the beneficiary may elect to receive a lump sum settlement or to receive annuity income under Annuity Income Options One, Two, or Five. The lump sum settlement must be made within 5 years of the death of the Participant. Payments under the Annuity Income Options must begin within one year of the Participant's death and the period of payments may not be longer than the beneficiary's life expectancy as specified by the Internal Revenue Service tables.

    The death benefit under the Contracts will be calculated as of the date of payment after receipt of due proof of death.

DEATH AFTER THE ANNUITY DATE


    Unless otherwise provided in the plan, with respect to Section 401 and 403(b) plans and IRA certificates, whenever issued, and all other Certificates issued after January 18, 1985, if the Annuitant dies on or after the Annuity Date, the remaining portion of his or her interest will be distributed at least as rapidly as under the method of distribution being used at the date of the Annuitant's death. If no designated beneficiary survives the Annuitant, the present value of any remaining payments certain on the date of death of the Annuitant may be paid in one sum, calculated on the basis of the assumed investment rate previously elected, to the estate of the Annuitant unless another provision has been made and approved by Security First Life. This value is calculated as of the date of payment following receipt of due proof of death.


WITHDRAWAL

    Unless otherwise restricted, a beneficiary receiving variable payments under Annuity Income Options 2 or 3 after the death of the Annuitant may elect at any time to receive the present value of the remaining number of Annuity payments certain in a single payment calculated on the basis of the assumed investment rate previously elected. However, such election is not available to a beneficiary receiving Fixed Annuity payments.

                           FEDERAL INCOME TAX STATUS

    Note: The following description is based upon Security First Life's understanding of current federal income tax law applicable to Annuity contracts. Security First Life cannot predict the probability that any changes in such laws will be made. Security First Life does not guarantee the tax status of the Contracts and Certificates. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. Purchasers are cautioned to seek their own tax advice.


    The operations of the Separate Account form part of the operations of Security First Life, but the Code presently provides that no federal income tax will be payable by Security First Life on the investment income and capital gains of the Separate Account. No federal income tax is payable by a participant on the investment income and capital gains under an annuity contract (certificate) meeting the requirements of Section 817 of the Code or the requirements of Section 457 of the Code in the case of a deferred compensation plan until Annuity payments commence or a full or partial termination (redemption) is made.


    All distributions, with the exception of a return of permitted nondeductible employee contributions, are included in gross income. In the case of Section 401 and 403(b) plans and IRAs, a distribution is includable in the year in which it is paid. In the case of a 457 plan, a distribution is includable in the year it is paid or made available.

    The Tax Reform Act of 1986, effective January 1, 1989, limits the redemption of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to the following circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship may not include any investment results. These limitations apply only to salary reduction contributions made after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between retirement plans which receive favorable tax treatment under the Code. Participants should consult their own tax counsel or other tax adviser regarding any distributions.


    In the case of tax-qualified plans generally, Annuity payments for life or a period not exceeding the life expectancy of the Participant or the Participant and a designated beneficiary must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, or retires if that date is later.


WITHHOLDING TAX -- ELIGIBLE ROLLOVER DISTRIBUTIONS

    An Eligible Rollover Distribution is the taxable portion of any distribution (other than those in prescribed forms of annuity payments and required distributions) from certain types of Qualified Plans. Security First Life is required to withhold federal income tax on Annuity payments, lump sum distributions, and partial surrenders. For Eligible Rollover Distributions made after December 31, 1992, payors are required to withhold 20 percent of the amount of the distribution. This withholding tax cannot be waived, but it can be avoided by rolling the distribution over to another eligible Qualified Plan or IRA at the election of the Contract Owner, in a direct (trustee to trustee) transfer. In regard to fixed annuity transfers, Security First Life (or the plan administrator) will notify Participants who are to receive Eligible Rollover Distributions of a more detailed explanation of their distribution options and how to elect a direct transfer of the distribution to another eligible plan or IRA. Participants will be given a reasonable time to elect a direct transfer.
Section 22(e) of the 1940 Act, however, requires that requests for the withdrawal of Contract Values from a separate account must be honored and paid to the surrendering Participant within seven days from the receipt of the request. As of the date of this prospectus, the conflict between the 1940 Act and the IRS requirements has not been resolved. Therefore, to meet the requirements of the 1940 Act, Participants wishing to transfer an Eligible Rollover Distribution to another qualified plan must arrange for a "trustee to trustee" transfer when requesting such a withdrawal in order to avoid withholding on the transfer.

                                 VOTING RIGHTS

    Unless otherwise restricted by the plan under which a Contract is issued, each Participant will have the right to instruct Security First Life with respect to voting the Fund shares which are the assets underlying his interest in the Separate Account, at all shareholders' meetings. Security First Life will mail to each person having voting rights under the Contracts, at his or her last known address, all periodic reports and proxy material of the applicable Fund and a form with which to give voting instructions. Fund shares as to which no timely instructions are received will be voted by Security First Life in proportion according to the instructions received from all persons giving timely instructions. Security First Life is under no duty to inquire as to the instructions received or the authority of persons to instruct the voting of Fund shares, and unless Security First Life has actual knowledge to the contrary, the instructions given it will be valid as they affect Security First Life or the Funds.

    To the extent that a Participant has vested rights in the Contract pursuant to Sections 403(b) or 408(b) of the Code, such Participant will have the right to instruct Security First Life as to how Fund shares attributable to such Participant are to be voted on his or her behalf. In all other cases, the Owner shall have the right to instruct Security First Life as to the casting of votes under the Contract. Once Annuity payments with respect to a Participant's Account have begun, the Annuitant shall have any voting rights exercisable with respect to such account.

    The number of votes to be cast by each person having the right to vote shall be determined as of a record date within 90 days prior to the meeting of the Fund, and voting instructions will be solicited by written communication at least 10 days prior to such meeting. To be entitled to vote, an Owner or Participant or Annuitant must have been such on the record date. The number of Fund shares as to which voting instructions may be given to Security First Life is determined by dividing the value, on such record date, of that portion of the Participant's Account then allocated to the Series for that Fund by the net asset value for that Fund share as of the same date.

                               LEGAL PROCEEDINGS

    Security First Life, in the ordinary course of its business, is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no present or pending material legal proceedings affecting the Separate Account.

                               EARLIER CONTRACTS

    Security First Life has assumptively reinsured a number of variable annuity contracts which are funded in the Separate Account but which are no longer being offered or sold at the time of the assumption. (See "Reinsurance of Previously Issued Contracts.") Some of these earlier contracts differ in certain respects from those described in this prospectus, in particular as regards the various charges deducted from the account values. Any copy of this prospectus required to be delivered to an Owner of or Participant under such an earlier contract will contain a supplement setting forth all material differences.

                             ADDITIONAL INFORMATION


    For further information, Security First Life Insurance Company, the address and phone number of which are set forth on the cover of this prospectus, may be contacted. A copy of the Statement of Additional Information, dated May 1, 1997, which provides more detailed information about the Contract, may also be obtained. Set forth below is the Table of Contents for the Statement of Additional Information.


    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, Security First Life and the Contracts offered hereby. Statements contained in this Prospectus as to the contents of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                                                 PAGE
                                                                                                 -----
The Insurance Company............................................................................    3
The Separate Account.............................................................................    3
Net Investment Factor............................................................................    4
Annuity Payments.................................................................................    4
Additional Federal Income Tax Information........................................................    7
Distribution of the Contracts....................................................................    9
Voting Rights....................................................................................   10
Safekeeping of Securities........................................................................   10
Independent Auditors.............................................................................   10
Legal Matters....................................................................................   10
State Regulation of Security First Life..........................................................   10
Financial Statements.............................................................................   11

                                                       '33 Act File No. 33-61370




                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                     SECURITY FIRST LIFE SEPARATE ACCOUNT A


      --------------------------------------------------------------------

                GROUP FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

      --------------------------------------------------------------------


                      SECURITY FIRST LIFE INSURANCE COMPANY

                                   MAY 1, 1997



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus. A copy of the prospectus, dated May 1, 1997, may be obtained without charge by writing Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by calling 1-310-477-1059 (in California) or 1-800-992-9785 (outside California).





SF 1700

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
The Insurance Company                                                      3

The Separate Account                                                       3

Net Investment Factor                                                      4

Annuity Payments                                                           4

Additional Federal Income Tax Information                                  7

Distribution of the Contracts                                              9

Voting Rights                                                             10

Safekeeping of Securities                                                 10

Independent Auditors                                                      10

Legal Matters                                                             10

State Regulation of Security First Life                                   10

Financial Statements                                                      11

THE INSURANCE COMPANY

Security First Life Insurance Company ("Security First Life") is a stock life insurance company founded in 1960 and organized under the laws of the State of Delaware. Its principal executive offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064. Security First Life is a wholly-owned subsidiary of Security First Group, Inc. ("SFG"). The outstanding voting stock of SFG is owned by London Insurance Group, Inc., a Canadian insurance service corporation and publicly traded subsidiary of Trilon Financial Corporation of Toronto, Canada. Security First Life is authorized to transact the business of life insurance, including annuities. Security First Life presently is licensed to do business in 49 states and the District of Columbia.

THE SEPARATE ACCOUNT

The Separate Account was established by Security First Life on May 29, 1980, in accordance with the provisions of the Delaware Insurance Code. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Security First Life by the Commission.

On December 1, 1993, Security First Life Separate Account B, another segregated asset account of Security First Life, was merged with and into the Separate Account. See the section in the prospectus entitled "Description of Security First Life and the Separate Account - Merger of Former Security First Life Separate Account B with and into Security First Life Separate Account A". The Contracts described in this Statement of Additional Information which were formerly funded in Security First Life Separate Account B are now funded in the Separate Account.


Amounts allocated to the Separate Account under the Contract are invested in the securities of five Funds: the Bond Series and the T. Rowe Price Growth and Income Series of the Security First Trust; the T. Rowe Price Growth Stock Fund; the T. Rowe Price Prime Reserve Fund; and the Money Market Portfolio of the Variable Insurance Products Fund. The Separate Account is divided into Series which correspond, respectively, to these five Funds.

NET INVESTMENT FACTOR

The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the actuarial risk fee) in the net asset value of the Fund in which the Series is invested, since the preceding Business Day. The Separate Account net investment factor for each Series of Accumulation Units is determined for any Business Day by dividing (i) the net asset value of a share of the Fund which is represented by such Series at the close of business on such day, plus the per share amount of any distributions made by such Fund on such day by (ii) the net asset value of a share of such Fund determined as of the close of business on the preceding Business Day and then subtracting from this result an amount based upon the actuarial risk fee factor of 0.0000244 for each calendar day between the preceding Business Day and the end of the current Business Day.

ANNUITY PAYMENTS

Basis of Variable Annuity Benefits

The Variable Annuity benefit rates used in determining Annuity payments under the Contracts are based on actuarial assumptions, reflected in tables in the Contracts, as to the expected mortality of a large group of Annuitants of the same sex, where permitted, and adjusted age and the form of Annuity selected. The mortality basis for these tables is a Modified Select Annuity Mortality Table, projected to the year 2000 on Projection Scale C, with interest at 4.25% for all functions involving life contingencies and the portion of any period certain beyond 10 years, and 3.25% for the first 10 years of any certain period. Adjusted age in those tables means actual age to the nearest birthday at the time the first payment is due, adjusted according to the following table:

              Calendar Year                      Adjusted
                of Birth                          Age Is
               Before 1916                      Actual Age
              -------------                     ----------
                1916-1935                   Actual Age Minus 1
                1936-1955                   Actual Age Minus 2
                1956-1975                   Actual Age Minus 3
                1976-1995                   Actual Age Minus 4


Determination of Amount of Monthly Variable Annuity Payments for First Year

The Separate Account value used to establish the monthly payment for the first payment year consists of the value of Accumulation Units of each Series of the Separate Account held in the Participant's Account on the last day of the second calendar week before the Annuity Date. The Contracts contain tables showing monthly payment factors and Annuity premium rates per $1,000 of Separate Account value to be applied under Options 1 through 4.

At the beginning of the first payment year an amount is transferred from the Separate Account to the General Account and level monthly Annuity payments for the year are made out of the General Account for that year. The amount transferred is determined by multiplying the Annuity premium rate per $1,000 set forth in Contract tables by the number of thousands of dollars of Separate Account value in the individual's account. The level monthly payment for the first payment year is then determined by multiplying the amount transferred (the Annuity premium) by the monthly payment factor in the same table. In the event the account involved has Separate Account Accumulation Units in more than one Series of the Separate Account, the total monthly Annuity payment for the first year is the sum of the monthly Annuity payments, determined in the same manner as above, for each Separate Account Series.

At the time the first year's monthly payments are determined, a number of Annuity Units for each Separate Account Series is also established for the Annuitant by dividing the monthly payment derived from that Series for the first year by the Separate Account Annuity Unit values for the Series on the last Business Day of the second calendar week before the first Annuity payment is due. The number of Annuity Units remains fixed during the Annuity period unless Annuity Units are converted to another Series.

Determination of Amount of Monthly Variable Annuity Payments for Second and Subsequent Years

As of each anniversary of the Annuity Date, Security First Life will determine the amount of the monthly Variable Annuity payments for the year then beginning. Separate determinations will be made for each Separate Account Series in which the Annuitant has Annuity Units, with the total Annuity payment being the sum of the payments derived from the Series. The amount of monthly payments for any Separate Account Series for any year after the first will be determined by multiplying the number of Annuity Units for that Series by the Annuity Unit value for that Series for the Valuation Period in which the first payment for the year is due. It will be Security First Life's practice to mail Variable Annuity payments no later than seven days after the last day of the Valuation Period upon which they are based or the monthly anniversary thereof.

Annuity Unit Values

The value of an Annuity Unit was, or will be, set at $5 for each Series for the first Valuation Period as of which the first Variable Annuity payment from such Series was or is made. The value of an Annuity Unit for each Series on any later date is determined by multiplying the value of an Annuity Unit at the end of the preceding Valuation Period by the "Annuity change factor" for the second preceding Valuation Period. The Annuity change factor is an adjusted measurement of the investment performance of the Fund since the end of the preceding Valuation Period. The Annuity change factor is determined by dividing the value of an Accumulation Unit at the end of the Valuation Period by the value of an Accumulation Unit at the end of the preceding Valuation Period and multiplying the result by a neutralization factor.

Variable Annuity payments for each year after the first reflect variations in the investment performance of the Separate Account above and below an assumed investment rate (see below). This assumed investment rate is included for purposes of actuarial computations and does not relate to the actual investment performance of the underlying fund. Therefore, the assumed investment rate must be "neutralized" in computing the Annuity change factor. For weekly Valuation Periods and a 4.25% assumed investment rate, the neutralization factor is 0.9991999.

Alternate Assumed Investment Rates

The choice of the assumed investment rate affects the pattern of Annuity payments. Over a period of time, if the Separate Account achieved a net investment result equal to the assumed investment rate applicable to a particular option, the Annuity Unit would not change in value, and the amount of the Annuity payments would be level. However, if the Separate Account achieved a net investment result greater than the assumed investment rate, the Annuity Unit would increase in value and the amount of the Annuity payments would increase each year. Similarly, if the Separate Account achieved a net investment result smaller than the assumed investment rate, the Annuity Unit would decrease in value and the amount of the Annuity payments would decrease each year. Although a higher initial payment would be received under a higher assumed investment rate, there is a point in time after which payments under a lower assumed investment rate would be greater, assuming payments continue through that point in time. The effect of a higher or lower assumed investment rate can be summarized as follows: a higher assumed investment rate will result in a larger initial payment but more slowly rising or more rapidly falling subsequent payments than a lower assumed investment rate.

The objective of a variable annuity contract is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess of investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend in part upon the validity of the assumption that the net investment rate of the Separate Account equals the assumed investment rate during periods of stable prices. Subsequent years' payments will be smaller than, equal to or greater than the first year's payments depending on whether the actual net investment rate for the Separate Account is smaller than, equal to or greater than the assumed investment rate.


ADDITIONAL FEDERAL INCOME TAX INFORMATION

Qualified Plans

Certain tax advantages are available when the Contract is issued under a retirement plan which meets the qualification requirements of sections 401, 403, or 408 of the Internal Revenue Code ("Code") ("qualified plan"). Security First Life does not purport to render tax advice; however, a general discussion regarding Security First Life's understanding of the current federal income tax aspects of the various types of qualified plans is set forth below. A purchaser should consult his or her tax adviser regarding the tax implications of an investment in the Contract.

Public School Systems, Churches and Certain Tax-Exempt Organizations

Under section 403(b) of the Code, purchase payments made to purchase annuities by public school systems, churches, or certain tax-exempt organizations for their employees are excludible from the gross income of the employee to the extent that aggregate purchase payments for the employee do not exceed certain limitations imposed by the Code.


Effective January 1, 1989, the Code limits withdrawals from 403(b) Annuity Contracts to the following circumstances only: when the Participant attains age 59-1/2, separates from service, dies, becomes disabled (within the meaning of section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Participant's Account Value which represents contributions made by the Participant and does not include any investment results. The limitations on withdrawals apply only to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between retirement plans which receive favorable tax treatment under the Code.


Pension, Profit-Sharing, and Annuity Plans for Corporations and Unincorporated Businesses

Purchase payments for a Contract issued under a pension or profit sharing plan qualified under section 401(a) of the Code are currently deductible. Subject to certain limitations, an employee may also be permitted to make nondeductible voluntary payments under the Contract. Earnings on both the employer and employee contributions are not currently taxable to the employee, but are taxable only on actual distribution. Employee contributions, however, are subject to FICA withholding when made.

The tax treatment of pension and profit sharing plans established by self-employed individuals (known as "Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees." An owner employee is a sole proprietor or a partner who owns more than a specified percentage of a capital or profits interest in the partnership.

Eligible Deferred Compensation (section 457) Plans

The Code permits employees and independent contractors of state and local government units and tax-exempt organizations under "eligible deferred compensation plans" to defer compensation up to certain amounts.

In the case of a section 457 plan, the employer is the owner of the Contract and has all of the rights and powers attributable to such ownership. These include the exclusive right to partially or fully terminate any Participant's Account under such a Contract and to receive all payments under the Contract, including Annuity payments. Employees participating in such plans are referred to as Participants in such Contracts and in this prospectus solely for the purpose of establishing a method of recording allocations applicable to such employees' accounts. Such employees have no elective rights under the Contracts.

Employees receiving amounts under such section 457 plans from their employers include such amounts in income in the year they are received or made available and pay ordinary income taxes thereon. Amounts may not be made available to any employee except upon separation from service or for an unforeseeable emergency.

Individual Retirement Annuities ("IRAs")

Any individual is permitted to establish an individual retirement arrangement described in section 408 of the Code. Of these, only the individual retirement Annuity described in section 408(b) is available in connection with the Contract.

The annual limits on purchase payments do not apply to tax-free rollovers to an IRA from another qualified retirement plan. An individual can roll over: all or a portion of a termination or lump sum, or partial distribution from a section 401(a) plan, excluding nondeductible employee contributions; all or a portion of a lump sum or partial distribution from a section 403(b) Annuity plan; or all or a portion of a distribution received from another IRA or from an individual retirement account, but only once a year. An individual must make a rollover to the IRA within 60 days after receiving the distribution from the other plan if it is to be considered to be tax free. Under particular circumstances involving qualified total distributions the rollover may be subject to a mandatory 20% withholding unless the transfer is "trustee to trustee".

Withholding on Annuity Payments and Other Distributions

Security First Life is required to withhold federal income tax on Contract distributions (such as Annuity payments, lump sum distributions or partial surrenders). However, except for qualified total distributions, recipients of Contract distributions are allowed to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. In such a case, Security First Life will notify the payee at least annually of his or her right to change such election.

The withholding rate followed by Security First Life will be applied only against the taxable portion of Contract distributions. This rate will be determined based upon the nature of the distribution. Federal tax will be withheld from Annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with Security First Life, federal tax will be withheld from Annuity payments on the basis that the payee is married with three withholding exemptions. Federal tax on the taxable portion of partial or total surrenders generally will be withheld at the rate specified by the Code and regulations thereunder. If the balance to the credit of a Participant in a qualified plan is distributed within one taxable year to the recipient ("qualified total distribution"), the payor is required to withhold 20% of the income portion of the distribution unless the transfer is made by the closing plan trustee to the replacement trustee directly. If a qualified total distribution is made from a qualified plan or a tax-sheltered annuity contract on account of the Participant's death, the amount of withholding will reflect the exclusion from federal income tax for employer-provided death benefits.

Payees are required by law to provide Security First Life (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is his or her social security number. If the payee elects not to have federal income tax withheld on an Annuity payment or a non-periodic distribution and a correct TIN has not been provided, such election is ineffective, and such payment will be subject to withholding as noted above.

Obtaining Tax Advice

It should be recognized that the federal income tax information in this Statement of Additional Information is not exhaustive and is for information purposes only. The description does not purport to cover all situations involving the purchase of an Annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local tax results may also vary. For these reasons a qualified tax adviser should be consulted.

DISTRIBUTION OF THE CONTRACTS

The Contracts will be sold as a continuous offering by individuals who are appropriately licensed as insurance agents of Security First Life for the sale of life insurance and variable annuity contracts in the state where the sale is made. Commissions on sales of contracts by such agents are paid from the General Account of Security First Life and bear no direct relationship to any of the charges under the Contracts. In addition, these individuals will be registered representatives of the principal underwriter, Security First Financial, Inc., or of other broker-dealers registered under the Securities Exchange Act of 1934 whose registered representatives are authorized by applicable law to sell variable annuity contracts issued by Security First Life. It is expected that the Contracts will be sold in all jurisdictions where Security First Life is licensed to do business and where it has the requisite variable contract authority. No direct underwriting commissions are paid to Security First Financial, Inc.

VOTING RIGHTS

Unless otherwise restricted by the plan under which a Contract is issued, each Participant will have the right to instruct Security First Life with respect to voting the Fund shares which are the assets underlying his interest in the Separate Account, at all shareholders meetings. An Annuitant's voting power with respect to Fund shares held by the Separate Account declines during the time he is receiving a Variable Annuity based on the investment performance of the Separate Account, because amounts attributable to his interest are being transferred annually to the General Account to provide the variable payments.

SAFEKEEPING OF SECURITIES

All assets of the Separate Account are held for safekeeping by Security First Life. The assets of each Separate Account Series will be kept physically segregated by Security First Life and held separate from the assets of any other firm, person, or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of Security First Life's officers and employees.

INDEPENDENT AUDITORS

The consolidated financial statements of Security First Life Insurance Company as of December 31, 1996, and 1995, and for each of the two years in the period ended December 31, 1996, and the financial statements of Security First Life Separate Account A as of December 31, 1996, and 1995, and for each of the two years in the period ended December 31, 1996, which are included in the prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon, and are included in reliance upon such reports given on their authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at 515 South Flower Street, Suite 1800, Los Angeles, California 90071.

LEGAL MATTERS

Legal matters concerning federal securities laws applicable to the issue and sale of the Contracts have been passed upon by Routier and Johnson, P.C., 1700 K Street, N.W., Suite 1003, Washington, D.C. 20006.

STATE REGULATION OF SECURITY FIRST LIFE

Security First Life is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Delaware Commissioner of Insurance. An annual statement, in a prescribed form, is filed with the Commissioner on or before March 1 each year covering the operations of Security First Life for the preceding year and its financial condition on December 31 of such year. Security First Life's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is usually conducted by the National Association of Insurance Commissioners at least once in every three years. Security First Life was last examined as of December 31, 1993. While Delaware insurance law prescribes permissible investments for Security First Life, it does not prescribe permissible investments for the Separate Account, nor does it involve supervision of the investment management or policy of Security First Life.

In addition, Security First Life is subject to the insurance laws and regulations of other jurisdictions in which it is licensed to operate. State insurance laws generally provide regulations for the licensing of insurers and their agents, govern the financial affairs of insurers, require approval of policy forms, impose reserve requirements and require filing of an annual statement. Generally, the insurance departments of these other jurisdictions apply the laws of Delaware in determining permissible investments for Security First Life.

FINANCIAL STATEMENTS

The financial statements of Security First Life included herein should be considered only as bearing upon the ability of Security First Life to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                         [ERNST & YOUNG LLP LETTERHEAD]


                         Report of Independent Auditors

To the Board of Directors
Security First Life Insurance Company
  and Contract Owners
Security First Life Separate Account A

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security First Life Separate Account A (comprised of Series B, G, T, P, I, FA, FG, FI, FO, FM, SU, SV, AS, SI, FC and FE) as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the respective mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security First Life Separate Account A (comprised of the above referenced Series) at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP

Los Angeles, California
April 11, 1997

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                                  Series B         Series G
                                                                                ------------     ------------
ASSETS
Investments

   Security First Trust - Bond Series (2,522,439 shares at net asset value of
      $3.82 per share; cost $9,900,030)                                         $  9,625,339

   Security First Trust - Growth and Income Series (10,449,456 shares at net
      asset value of $13.18 per share; cost $116,791,052)                                         $137,726,498

   T. Rowe Price Growth Stock Fund, Inc. (2,219,465 shares at net asset value of $26.18 per share; cost $48,705,613)


   T. Rowe Price Prime Reserve Fund, Inc. (2,520,315 shares at net asset value of $1.00 per share; cost $2,520,315)


   T. Rowe Price International Fund, Inc. (972,560 shares at net asset value of $13.80 per share; cost $12,105,152)


Receivable from Security First Life Insurance Company for purchases                    8,236           146,633

Receivable from Mutual Funds                                                                            43,128

Other assets
                                                                                ------------      ------------

                     TOTAL ASSETS                                                  9,633,575      137,916,259

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                                 Series T       Series P       Series I
                                                                                -----------    -----------    -----------
ASSETS

Investments

   Security First Trust - Bond Series (2,522,439 shares at net asset value of
      $3.82 per share; cost $9,900,030)

   Security First Trust - Growth and Income Series (10,449,456 shares at net asset value of $13.18 per share; cost $116,791,052)

   T. Rowe Price Growth Stock Fund, Inc. (2,219,465 shares at net asset value of $26.18 per share; cost $48,705,613)
                                                                                $58,105,586

   T. Rowe Price Prime Reserve Fund, Inc. (2,520,315 shares at net asset value of $1.00 per share; cost $2,520,315)
                                                                                               $ 2,520,315

   T. Rowe Price International Fund, Inc. (972,560 shares at net asset value of $13.80 per share; cost $12,105,152)
                                                                                                              $13,421,331

Receivable from Security First Life Insurance Company for purchases                  44,930            495         38,761

Receivable from Mutual Funds

Other assets                                                                            207                            36
                                                                                -----------    -----------    -----------

                     TOTAL ASSETS                                                58,150,723      2,520,810     13,460,128

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A


                                                        Series B        Series G       Series T       Series P        Series I
                                                     -------------   -------------  -------------  -------------  -------------
LIABILITIES
   Payable to Security First Life Insurance
      Company for mortality and expense risk
                                                         $   9,912   $     137,650  $      48,065  $       2,158  $      10,870

   Payable to Security First Life Insurance Company
      for redemptions
                                                             1,063           6,568         18,890            160          1,135

   Payable to Mutual Funds                                   8,236         187,705

   Other liabilities                                           971           9,288                           64
                                                     -------------   -------------  -------------  -------------  -------------

                     TOTAL LIABILITIES                      20,182         341,211         66,955          2,382         12,005


NET ASSETS
   Cost to Investors
      Series B Accumulation Units                        9,888,084
      Series G Accumulation Units                                      116,639,602
      Series T Accumulation Units                                                      48,683,795
      Series P Accumulation Units                                                                      2,518,428
      Series I Accumulation Units                                                                                    12,131,944

   Accumulated Undistributed Income (Loss)
      Net unrealized appreciation (depreciation)          (274,691)     20,935,446      9,399,973                     1,316,179
                                                     -------------   -------------  -------------  -------------  -------------

        NET ASSETS APPLICABLE TO OUTSTANDING
        UNITS OF CAPITAL                             $   9,613,393   $ 137,575,048  $  58,083,768  $   2,518,428  $  13,448,123
                                                     =============   =============  =============  =============  =============

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996


                                                               Series B       Series G      Series T     Series P       Series I
                                                             ------------   ------------  ------------  ------------  ------------
INVESTMENT INCOME

      Dividends
                                                             $    566,443   $  8,157,311  $  4,601,929  $    121,876  $    359,681

      Other income (expense)                                       (4,967)        71,186        14,103           332         1,256
                                                             ------------   ------------  ------------  ------------  ------------

                                                                  561,476      8,228,497     4,616,032       122,208       360,937

EXPENSES

      Charges for mortality and expense risk                       74,638        905,897       448,656        22,573        98,590
                                                             ------------   ------------  ------------  ------------  ------------

        Net Investment Income                                     486,838      7,322,600     4,167,376        99,635       262,347


REALIZED AND UNREALIZED INVESTMENT GAINS
   (LOSSES)

   Realized investment gains (losses)                             (53,594)     2,094,280     1,100,192                      99,160

   Unrealized appreciation (depreciation) of investments         (280,479)     8,500,561     4,324,599                   1,142,988
                                                             ------------   ------------  ------------                ------------

        Net investment gains (losses)                            (334,073)    10,594,841     5,424,791                   1,242,148
                                                             ------------   ------------  ------------  ------------  ------------

           Increase in net assets resulting from operations
                                                             $    152,765   $ 17,917,441  $  9,592,167  $     99,635  $  1,504,495
                                                             ============   ============  ============  ============  ============

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996

                                                         Series B         Series G       Series T       Series P        Series I
                                                       -------------   -------------  -------------  -------------   -------------
Operations
   Net investment income                               $     486,838   $   7,322,600  $   4,167,376  $      99,635   $     262,347

   Net realized investment gains (losses)                    (53,594)      2,094,280      1,100,192                         99,160

   Net unrealized investment appreciation
      (depreciation) during the year                        (280,479)      8,500,561      4,324,599                      1,142,988
                                                       -------------   -------------  -------------  -------------   -------------

      Increase in net assets resulting from operations       152,765      17,917,441      9,592,167         99,635       1,504,495

Increase (decrease) in net assets resulting from
      capital unit transactions                            2,936,243      49,078,301      4,958,300       (204,492)      3,609,567
                                                       -------------   -------------  -------------  -------------   -------------

           Total increase (decrease)                       3,089,008      66,995,742     14,550,467       (104,857)      5,114,062

Net Assets at beginning of year                            6,524,385      70,579,306     43,533,301      2,623,285       8,334,061
                                                       -------------   -------------  -------------  -------------   -------------

Net Assets at end of year
                                                       $   9,613,393   $ 137,575,048  $  58,083,768  $   2,518,428   $  13,448,123
                                                       =============   =============  =============  =============   =============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1995


                                                              Series B       Series G     Series T      Series P        Series I
                                                            ------------   ------------  ------------  ------------   ------------
Operations
   Net investment income                                   $    316,772   $  1,514,725  $  1,806,995  $    119,938   $    194,233

   Net realized investment gains (losses)                       (36,046)     1,021,117       764,380                       17,327

   Net unrealized investment appreciation
       during the year                                          560,723     12,817,755     6,849,189                      506,270
                                                           ------------   ------------  ------------  ------------   ------------

      Increase in net assets resulting from operations          841,449     15,353,597     9,420,564       119,938        717,830

Increase (decrease) in net assets resulting
      from capital unit transactions                            577,456      6,487,662     4,713,786       (98,627)     2,662,352
                                                           ------------   ------------  ------------  ------------   ------------

           Total increase                                     1,418,905     21,841,259    14,134,350        21,311      3,380,182

Net Assets at beginning of year                               5,105,480     48,738,047    29,398,951     2,601,974      4,953,879
                                                           ------------   ------------  ------------  ------------   ------------

Net Assets at end of year
                                                           $  6,524,385   $ 70,579,306  $ 43,533,301  $  2,623,285   $  8,334,061
                                                           ============   ============  ============  ============   ============


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1996


                                                                                                               SCHEDULE I
                                                                                            Unrealized
                                                                              Carrying      Appreciation
                         Name of Issue                         Shares           Value      (Depreciation)      Cost
--------------------------------------------------------      ---------    ------------    --------------   -------------
Security First Trust Bond Series - capital shares             2,522,439    $  9,625,339    $   (274,691)    $  9,900,030

Security First Trust Growth and Income Series -
   capital shares                                            10,449,456    $137,726,498    $ 20,935,446     $116,791,052

T. Rowe Price Growth Stock Fund, Inc. - capital shares        2,219,465    $ 58,105,586    $  9,399,973     $ 48,705,613

T. Rowe Price Prime Reserve Fund, Inc. - capital shares       2,520,315    $  2,520,315                     $  2,520,315
T. Rowe Price International Stock Fund, Inc. - capital
   shares                                                       972,560    $ 13,421,331    $  1,316,179     $ 12,105,152



Note A The carrying value of the investments is the reported net asset value of the investment companies capital shares.

Note B   Cost is determined by using the first-in, first-out cost method.


The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                                     Series FA        Series FG       Series FI
                                                                                    ------------    ------------    ------------
ASSETS
Investments

   Fidelity Investments - VIP Asset Manager (5,407,112 shares at net asset value
      of $16.93 per share; cost $82,398,497)                                        $ 91,542,442

   Fidelity Investments - VIP Growth Portfolio (3,620,363 shares at net asset
      value of $31.14 per share; cost $100,954,140)                                                 $112,738,113

   Fidelity Investments - VIP Index 500 (352,569 shares at net asset value of $89.13 per share; cost $27,786,069)
                                                                                                                    $ 31,424,479

   Fidelity Investments - VIP Overseas Portfolio (558,623 shares at net asset value of $18.84 per share; cost $9,455,062)

   Fidelity Investments - VIP Money Market Series (17,192,778 shares at net asset value of $1.00 per share; cost $17,192,778)

Receivable from Security First Life Insurance Company for purchases                      121,964         207,355         138,152

Receivable from Mutual Funds
Other assets                                                                              12,642          72,055          51,649
                                                                                    ------------    ------------    ------------
                     TOTAL ASSETS
                                                                                      91,677,048     113,017,523      31,614,280

                                                                                 Series FO       Series FM
                                                                                ------------    ------------
ASSETS
Investments

   Fidelity Investments - VIP Asset Manager (5,407,112 shares at net asset value of $16.93 per share; cost $82,398,497)

   Fidelity Investments - VIP Growth Portfolio (3,620,363 shares at net asset value of $31.14 per share; cost $100,954,140)

   Fidelity Investments - VIP Index 500 (352,569 shares at net asset value of $89.13 per share; cost $27,786,069)


   Fidelity Investments - VIP Overseas Portfolio (558,623 shares at net asset
      value of $18.84 per share; cost $9,455,062)                               $ 10,524,466

   Fidelity Investments - VIP Money Market Series (17,192,778 shares at net
      asset value of $1.00 per share; cost $17,192,778)                                         $ 17,192,778

Receivable from Security First Life Insurance Company for purchases                    5,693         182,166

Receivable from Mutual Funds                                                                         243,015
Other assets                                                                          28,129
                                                                                ------------    ------------
                     TOTAL ASSETS
                                                                                  10,558,288      17,617,959

SECURITY FIRST LIFE SEPARATE ACCOUNT A

DECEMBER 31, 1996


                                                                                        Series FA                Series FG
                                                                                   ------------------       ------------------
LIABILITIES

   Payable to Security First Life Insurance Company for mortality and
      expense risk                                                                     $      105,252           $      124,805

   Payable to Security First Life Insurance Company for redemptions                            15,542                   13,412

   Payable to Mutual Funds                                                                    131,180                  279,138

   Other liabilities                                                                            7,338                   17,846
                                                                                   ------------------       ------------------
                     TOTAL LIABILITIES                                                        259,312                  435,201


NET ASSETS

   Cost to Investors
      Series FA Accumulation Units                                                         82,273,791
      Series FG Accumulation Units                                                                                 100,798,349
      Series FI Accumulation Units
      Series FO Accumulation Units
      Series FM Accumulation Units

   Accumulated Undistributed Income
      Net unrealized appreciation                                                           9,143,945               11,783,973
                                                                                   ------------------       ------------------

      NET ASSETS APPLICABLE TO OUTSTANDING
             UNITS OF CAPITAL
                                                                                    $      91,417,736       $      112,582,322
                                                                                    =================       ==================



                                                                              Series FI          Series FO           Series FM
                                                                          ----------------    ----------------     -------------
LIABILITIES

   Payable to Security First Life Insurance Company for mortality and
      expense risk                                                           $      33,509       $      11,093      $      17,808

   Payable to Security First Life Insurance Company for redemptions                 10,902                 482              35,697

   Payable to Mutual Funds                                                         181,956              28,766

   Other liabilities                                                                 7,939                                 231,985
                                                                          ----------------    ----------------    ----------------
                     TOTAL LIABILITIES                                             234,306              40,341             285,490


NET ASSETS

   Cost to Investors
      Series FA Accumulation Units
      Series FG Accumulation Units
      Series FI Accumulation Units                                              27,741,564
      Series FO Accumulation Units                                                                   9,448,543
      Series FM Accumulation Units                                                                                      17,332,469

   Accumulated Undistributed Income
      Net unrealized appreciation                                                3,638,410           1,069,404
                                                                          ----------------    ----------------    ----------------

      NET ASSETS APPLICABLE TO OUTSTANDING
             UNITS OF CAPITAL
                                                                         $      31,379,974   $      10,517,947   $      17,332,469
                                                                         =================   =================   =================


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996


                                                                  Series FA     Series FG     Series FI     Series FO      Series FM
                                                                  ----------    ----------    ----------    ----------    ----------
INVESTMENT INCOME
   Dividends                                                     $2,965,169    $3,436,248    $  315,697    $  128,217    $  605,695

   Other income                                                      22,345        74,439        88,093         7,936           441
                                                                 ----------    ----------    ----------    ----------    ----------
                                                                  2,987,514     3,510,687       403,790       136,153       606,136

EXPENSES

   Charges for mortality and expense risk                           694,704       844,001       184,777        91,509       130,974
                                                                 ----------    ----------    ----------    ----------    ----------

           Net Investment Income                                  2,292,810     2,666,686       219,013        44,644       475,162



REALIZED AND UNREALIZED INVESTMENT GAINS

   Realized investment gains                                        320,767       814,080       280,197        26,876

   Unrealized investment appreciation during the year             5,114,840     5,048,213     2,889,708       819,437
                                                                 ----------    ----------    ----------    ----------

           Net investment gains                                   5,435,607     5,862,293     3,169,905       846,313
                                                                 ----------    ----------    ----------    ----------    ----------

             Increase in net assets resulting from operations    $7,728,417    $8,528,979    $3,388,918    $  890,957    $  475,162
                                                                 ==========    ==========    ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996


                                                     Series FA      Series FG       Series FI        Series FO       Series FM
                                                   ------------    ------------    ------------    ------------    ------------
Operations
   Net investment income
                                                   $  2,292,810    $  2,666,686    $    219,013    $     44,644    $    475,162

   Net realized investment gains                        320,767         814,080         280,197          26,876

   Net unrealized investment appreciation
      during the year

                                                      5,114,840       5,048,213       2,889,708         819,437
                                                   ------------    ------------    ------------    ------------    ------------
      Increase in net assets resulting
      from operations                                 7,728,417       8,528,979       3,388,918         890,957         475,162

Increase in net assets resulting from
capital unit transactions                            39,808,589      59,753,701      21,470,058       4,778,724       8,469,934
                                                   ------------    ------------    ------------    ------------    ------------
                Total increase                       47,537,006      68,282,680      24,858,976       5,669,681       8,945,096

Net Assets at beginning of year                      43,880,730      44,299,642       6,520,998       4,848,266       8,387,373
                                                   ------------    ------------    ------------    ------------    ------------

Net Assets at end of year                          $ 91,417,736    $112,582,322    $ 31,379,974    $ 10,517,947    $ 17,332,469
                                                   ============    ============    ============    ============    ============






   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1995

                                                                   Series FA       Series FG    Series FI   Series FO    Series FM
                                                                   ---------       ---------    ---------   ---------    ---------
Operations

   Net investment income (loss)                                    $  158,705   $ (137,817)      $ 5,529   $   (22,807)  $ 237,284

   Net realized investment gains                                       64,929       93,864        36,253         6,514

   Net unrealized investment appreciation
      during the year                                               5,020,534    6,383,879       741,445       294,152
                                                                  -----------  -----------   -----------   -----------   ----------

      Increase in net assets resulting from operations              5,244,168    6,339,926       783,227       277,859      237,284
Increase in net assets resulting from capital unit transactions    13,466,719   24,403,159     4,791,886     2,585,161    4,276,144
                                                                  -----------  -----------   -----------   -----------   ----------

                Total increase                                     18,710,887   30,743,085     5,575,113     2,863,020    4,513,428

Net Assets at beginning of year                                    25,169,843   13,556,557       945,885     1,985,246    3,873,945
                                                                  -----------  -----------   -----------   -----------   ----------

Net Assets at end of year                                         $43,880,730  $44,299,642   $ 6,520,998   $ 4,848,266   $8,387,373
                                                                  ===========  ===========   ===========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1996

                                                                                                                   Schedule 1

                                                                             Carrying
                                                                               Value        Unrealized        Cost
                         Name of Issue                         Shares         (Note A)     Appreciation     (Note B)
---------------------------------------------------------      ------         --------     ------------   ------------
Fidelity Investments VIP Asset Manager - capital shares       5,407,112     $ 91,542,442   $ 9,143,945    $ 82,398,497

Fidelity Investments VIP Growth Portfolio - capital shares    3,620,363     $112,738,113   $11,783,973    $100,954,140

Fidelity Investments VIP Index 500 - capital shares             352,569     $ 31,424,479   $ 3,638,410    $ 27,786,069

Fidelity Investments Overseas Portfolio - capital shares        558,623     $ 10,524,466   $ 1,069,404    $  9,455,062

Fidelity Investments VIP Money Market Fund - capital
shares                                                       17,192,778     $ 17,192,778                  $ 17,192,778


Note A The carrying value of the investments is the reported net asset value of the investment companies capital shares.

Note B   Cost is determined by using the first-in, first-out cost method.

  The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                 Series SU      Series SV     Series AS     Series SI    Series FC     Series FE
                                                -----------    -----------   -----------   ----------   -----------   ----------
ASSETS

Investments

   Security First Trust - U.S. Government
      Income Series (3,668,091 shares at
      net asset value of $5.14 per
      share; cost $18,765,072)                  $18,858,548

   Security First Trust - Equity Series
      (4,390,585 shares at net asset
      value of $6.45 per share; cost
      $25,929,160)                                             $28,309,435

   Alger American Small Capitalization
      Portfolio (498,003 shares at net
      asset value of $40.91 per share;
      cost $20,377,148)                                                      $20,373,295

   Scudder International Fund (154,138
      shares at net asset value of $13.25
      per share; cost $1,910,731)                                                          $2,042,335


   Fidelity Investments - VIP Contra Fund
      (1,816,726 shares at net asset value
      of $16.56 per share; cost $26,529,894)                                                            $30,084,981

   Fidelity Investments - VIP Equity Income
      Portfolio (277,041 shares at net asset
      value of $21.03 per share; cost
      $5,377,528)                                                                                                     $5,826,163

Receivable from Security First Life Insurance
   Company for purchases                              8,187         12,939        59,561        5,418       105,755          173

Other assets                                         28,474         48,412        54,907                     25,856       51,091
                                                -----------    -----------   -----------   ----------   -----------   ----------

                     TOTAL ASSETS                18,895,209     28,370,786    20,487,763    2,047,753    30,216,592    5,877,427


The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

                                                   Series SU      Series SV     Series AS   Series SI    Series FC     Series FE
                                                   ---------      ---------     ---------   ---------    ---------     ---------
LIABILITIES

   Payable to Security First Life Insurance
    Company for mortality and expense risk      $     19,998   $    29,464   $    22,494   $    2,198   $    33,220    $    6,547

   Payable to Security First Life Insurance
    Company for redemptions                            2,190         9,930         4,175          355         5,870         1,693

   Payable to Mutual Funds                            36,640        55,130       110,089        5,393       126,767        40,407

   Other liabilities                                                   805                        289
                                                ------------   -----------   -----------   ----------   -----------    ----------
                     TOTAL LIABILITIES                58,828        95,329       136,758        8,235       165,857        48,647


NET ASSETS

   Cost to investors
      Series SU Accumulation Units                18,742,905
      Series SV Accumulation Units                              25,895,182
      Series AS Accumulation Units                                            20,354,858
      Series SI Accumulation Units                                                          1,907,914
      Series FC Accumulation Units                                                                       26,495,648
      Series FE Accumulation Units                                                                                      5,380,145

   Accumulated undistributed income (loss)
      Net unrealized appreciation (depreciation)      93,476     2,380,275        (3,853)     131,604     3,555,087       448,635
                                                ------------   -----------   -----------   ----------   -----------    ----------
      NET ASSETS APPLICABLE TO OUTSTANDING
            UNITS OF CAPITAL                    $ 18,836,381   $28,275,457   $20,351,005   $2,039,518   $30,050,735    $5,828,780
                                                ============   ===========   ===========   ==========   ===========    ==========

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

                                                    Series SU    Series SV   Series AS   Series SI    Series FC    Series FE
                                                    ---------   ----------   ---------   ---------   -----------   ---------
INVESTMENT INCOME

   Dividends                                        $ 779,578   $2,241,509   $  40,591   $ 11,510    $   66,761    $ 47,103

   Other income (loss)                                  9,365       24,201     (10,321)       608        51,958      18,126
                                                    ---------   ----------   ---------   --------    ----------    --------

                                                      788,943    2,265,710      30,270     12,118       118,719      65,229


EXPENSES

   Charges for mortality and expense risk             162,104      234,234     153,504     12,475       206,662      40,772
                                                    ---------   ----------   ---------   --------    ----------    --------

      Net investment income (loss)                    626,839    2,031,476    (123,234)      (357)      (87,943)     24,457


REALIZED AND UNREALIZED INVESTMENT GAINS
  (LOSSES)

   Net realized investment gains                        4,734      136,458      31,846     12,881        20,969      28,195

   Unrealized investment appreciation
     (depreciation)                                  (154,056)   1,247,963      88,899    121,032     3,462,652     402,870
                                                    ---------   ----------   ---------   --------    ----------    --------

      Net investment gains (losses)                  (149,322)   1,384,421     120,745    133,913     3,483,621     431,065
                                                    ---------   ----------   ---------   --------    ----------    --------

         Increase (decrease) in net assets
             resulting from operations              $ 477,517   $3,415,897   $  (2,489)  $133,556    $3,395,678    $455,522
                                                    =========   ==========   =========   ========    ==========    ========

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996


                                        Series SU      Series SV       Series AS      Series SI      Series FC      Series FE
                                        ---------      ---------       ---------      ---------      ---------      ---------
Operations

   Net investment income (loss)       $   626,839   $   2,031,476    $  (123,234)    $     (357)   $   (87,943)   $   24,457

   Net realized investment gains            4,734         136,458         31,846         12,881         20,969        28,195

   Net unrealized investment
     appreciation (depreciation)
       during the year                   (154,056)      1,247,963         88,899        121,032      3,462,652       402,870
                                      -----------     -----------    -----------     ----------    -----------    ----------
Increase (decrease) in net assets
  resulting from operations               477,517       3,415,897         (2,489)       133,556      3,395,678       455,522

Increase in net assets resulting
  from capital unit transactions        9,107,385      11,774,074     15,547,005      1,523,514     20,780,230     4,568,738
                                      -----------     -----------    -----------     ----------    -----------    ----------

                  Total increase        9,584,902      15,189,971     15,544,516      1,657,070     24,175,908     5,024,260

Net Assets at beginning of year         9,251,479      13,085,486      4,806,489        382,448      5,874,827       804,520
                                      -----------     -----------    -----------     ----------    -----------    ----------

Net Assets at end of year             $18,836,381     $28,275,457    $20,351,005     $2,039,518    $30,050,735    $5,828,780
                                      ===========     ===========    ===========     ==========    ===========    ==========

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1995

                                                Series SU      Series SV   Series AS(1)   Series SI(1)   Series FC(1)   Series FE(1)
                                                ---------      ---------   ------------   ------------   ------------   ------------
Operations

   Net investment income (loss)                $  281,296    $   359,590    $    4,899     $ (1,000)      $ 82,558          $3,603

   Net realized investment gains (losses)         (29,574)        13,023        26,373          304         26,862             452

   Net unrealized investment appreciation
      (depreciation) during the year              436,539      1,352,775       (92,752)      10,571         92,436          45,765
                                               ----------    -----------     ---------     --------     ----------        --------

Increase (decrease) in net assets
      resulting  from operations                  688,261      1,725,388       (61,480)       9,875        201,856          49,820

Increase in net assets resulting from
      capital unit transactions                 4,043,705      6,807,136      4,867,969     372,573      5,672,971         754,700
                                               ----------    -----------     ----------    --------     ----------        --------

                      Total increase            4,731,966      8,532,524      4,806,489     382,448      5,874,827         804,520

Net Assets at beginning of year                 4,519,513      4,552,962
                                               ----------    -----------     ----------    --------     ----------        --------
Net Assets at end of year                      $9,251,479    $13,085,486     $4,806,489    $382,448     $5,874,827        $804,520
                                               ==========    ===========     ==========    ========     ==========        ========


(1) Series FC commenced operations May 16, 1995; Series AS and SI on May 22, 1995; and Series FE on May 25, 1995.

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1996

                                                                                                                    SCHEDULE I

                                                                         Carrying            Unrealized
                                                                          Value             Appreciation              Cost
                   Name of Issue                         Shares          (Note A)          (Depreciation)           (Note B)
                   -------------                         ------         -----------        --------------           --------
Security First Trust U. S. Government
   Series - capital shares                              3,668,091       $18,858,548         $   93,476            $18,765,072

Security First Trust Equity Series -
   capital shares                                       4,390,585       $28,309,435         $2,380,275            $25,929,160

Alger American Small Capitalization
   Portfolio - capital shares                             498,003       $20,373,295         $   (3,853)           $20,377,148

Scudder International Portfolio - capital
   shares                                                 154,138       $ 2,042,335         $  131,604            $ 1,910,731

Fidelity Investments VIP Contra Fund -
   capital shares                                       1,816,726       $30,084,981         $3,555,087            $26,529,894

Fidelity Investments VIP Equity
   Income Portfolio - capital shares                      277,041       $ 5,826,163         $  448,635            $ 5,377,528


Note A The carrying value of the investments is the reported net asset value of the investment companies capital shares.

Note B  Cost is determined by using the first-in, first-out cost method.

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996



NOTE 1 -- BASIS OF PRESENTATION

Security First Life Separate Account A (Separate Account) was established on May 29, 1980, as a separate account of Security First Life Insurance Company (Security Life), the sponsor company, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is designed to provide annuity benefits pursuant to certain variable annuity contracts (the Contracts) issued by Security Life.

In accordance with the terms of the Contracts, all payments allocated to the Separate Account by the contract owners must be allocated to purchase shares of any or all of four series of Security First Trust (the Trust), a Massachusetts business trust, and twelve mutual funds (investment companies). The series of the Trust are Bond Series, Growth and Income Series, Equity Series, and U.S. Government Income Series and the mutual funds are T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price International Stock Fund, Inc., Alger American Small Capitalization Portfolio, Scudder International Fund, and Fidelity Investments: VIP Asset Manager, VIP Growth Portfolio, VIP Index 500, VIP Overseas Portfolio, VIP Contra Fund, VIP Equity Income Portfolio and VIP Money Market Fund. The Trust and the investment companies are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. The Separate Account is correspondingly divided into sixteen series of Accumulation Units, Series B, G, SU, SV, T, P, I, AS, SI, FA, FG, FI, FO, FC, FE and FM, relating to investments in each of the investment companies, respectively.

All series of the Trust receive administrative services for a fee from Security First Investment Management Corporation (Security Management). Security First Financial, Inc. (Security Financial) is the principal underwriter for the Contracts. Security Life, Security Management, and Security Financial are wholly-owned subsidiaries of Security First Group, Inc. Investment advice is provided to the Security First Trust Bond Series and Growth and Income Series by
T. Rowe Price Associates, Inc. and to the Security First Trust Equity and U. S. Government Income Series by Virtus Capital Management.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 1 -- BASIS OF PRESENTATION (continued)

The Separate Account and each series therein are administered and accounted for as part of the business of Security Life, but the investment income and capital gains and losses of each Separate Account series are identified with the assets held for that series in accordance with the terms of the Contracts, without regard to investment income and capital gains and losses arising out of any other business Security Life may conduct.

The Separate Account incurs no liability for remuneration to directors, advisory boards, officers or such other persons who may from time to time perform services for the Separate Account.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS -- Investments are carried at fair value, which is determined by multiplying the investment company's shares owned by the Separate Account by the reported net asset value per share of each respective investment company. Realized investment gains and losses are determined on the first-in, first-out cost basis.

EXPENSES AND CHARGES -- The Separate Account accrues charges incurred for the mortality and expense risk assumed by Security Life. The charges are calculated daily by multiplying the value of the assets of the Separate Account by the daily mortality and expense risk rate. Security Life has the option of calling for payment of such charges at any time. The following table illustrates the rates for the respective contracts:

                            Contract Type           Annual Rate     Daily Rate
                            -------------           -----------     ----------
      SF 234; SF 89; SF 224FL;
           SF 236FL; SF 1700 Contracts                   .89%        .0000244
      SF 135R; SF 135R2V; SF 226RI Contracts            1.25%        .0000342
      SF 135R2S Contracts                               1.15%        .0000315
      SF 230; SF 224R1 contracts                        1.35%        .0000370

The following charges are deducted from a contract holder's account by Security Life as a capital transaction by reducing the separate account units held, and such charges are not an expense of the Separate Account. An administration charge (contract

SECURITY FIRST LIFE SEPARATE ACCOUNT A
charge) is deducted from each contract and paid to Security Life at the end of each contract year NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (continued)

prior to the annuity date, and when the entire contract value is withdrawn on any date other than a contract anniversary. In the event that a participant withdraws all or a portion of the participant's account, a contingent deferred sales charge (CDSC) may be applied to the amount of the contract value withdrawn to cover certain expenses relating to the sale of contracts. The following table illustrates contract charges and CDSC with respect to the various types of contracts:

                               Maximum Contract
       Contract Type             Charge Per Year                            CDSC
       -------------             ---------------                            ----
      SF 236FL                            $12.00              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 224FL                            $40.00              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 1700                             $42.50              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 224R1, SF 230                         *              Based on elapsed time since premium received.
                                                              Disappears on or before 5th anniversary.

      Group Form
        226RI                             $41.50              Seven percent of premium received.
                                                              Disappears on or before 6th anniversary.

      All other group                     $19.50              Five percent of premium received.
                                                              Disappears on or before 6th anniversary.

      SF 135R2V                               **              None

      SF 135R2S, SF 135R2C                    **              Based on elapsed time since premium received.
                                                              Disappears after 7th year.

      * $55 (Currently being waived).
      **.15% annually of average account value (currently being waived).

In addition, transaction charges of $10 are incurred for each surrender or annuitization. Upon conversion of either accumulation or annuity units from one series to another, a

SECURITY FIRST LIFE SEPARATE ACCOUNT A

$10 conversion charge is incurred. The amount deducted for contract charges and CDSC was $513,405 for the year ended December 31, 1996, and $273,809 for the year ended December 31, 1995.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (continued)

INCOME RECOGNITION AND REINVESTMENT -- Income is recognized as declared payable by the investment companies. All distributions received are reinvested in the investment companies.


NOTE 3 -- FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of Security Life, which is taxed as a "life insurance company" under the Internal Revenue Code, and as such, Security Life is liable for income taxes, if any, which become payable with respect to the Separate Account's operations.

Separate accounts are generally required to meet certain diversification requirements for their assets. However, separate accounts which solely provide benefits for "pension plan contracts" are exempt from the diversification requirements. Pension plan contracts include: (i) tax qualified plans; (ii) employee annuities; (iii) plans for employees of life insurance companies; (iv) tax sheltered annuities of exempt organizations; (v) individual retirement accounts or annuities, and (vi) deferred compensation plans of certain governmental or tax-exempt organizations. The Contracts issued by Security Life are offered in connection with both pension plan contracts and non-qualified contracts, therefore the Separate Account is subject to the diversification requirements. Management believes that the Separate Account has met the diversification requirements.


NOTE 4 -- CAPITAL TRANSACTIONS

Additions and deductions to Units of Capital consisting of the effect of capital unit transactions were as follows:

                                             Additions to Capital                   Deductions From Capital
                                            $               Units                    $                Units
                                     ---------------   ---------------      ------------------     ----------
   Year ended December 31, 1996:

   SF 135R; SF 226RI Contracts
   ---------------------------
   Series B Accumulation Units          1,457,968         173,008              288,184                34,370

SECURITY FIRST LIFE SEPARATE ACCOUNT A

   Series G Accumulation Units                              14,597,742           1,163,010            1,544,237           124,761
   Series FA Accumulation Units                             15,083,889           2,386,263            4,817,387           761,858
   Series FG Accumulation Units                             25,437,990           3,316,801            3,090,860           403,159
   Series FI Accumulation Units                             14,245,149           1,834,275            1,074,884           134,904

NOTE 4 -- CAPITAL TRANSACTIONS (continued)

                                                                Additions to Capital                   Deductions From Capital
                                                              $                  Units                 $                  Units
                                                      ----------------     ---------------      ---------------         ---------

   Series FO Accumulation Units                              1,140,778             176,902              169,596            26,298
   Series FM Accumulation Units                             26,932,483           4,853,215           20,523,960         3,697,741
   Series SU Accumulation Units                              2,374,207             434,190              109,775            20,040
   Series AS Accumulation Units                             16,999,648           2,501,793            1,452,643           213,708
   Series SI Accumulation Units                              1,670,305             266,302              146,791            23,697
   Series FC Accumulation Units                             21,801,795           3,201,615            1,021,565           149,159
   Series FE Accumulation Units                              4,806,768             746,267              238,030            36,019
   Series SV Accumulation Units                              1,544,460             285,804               20,817             3,618

   SF 234; SF 224FL; SF 236FL; SF 1700 Contracts

   Series B Accumulation Units                                 931,484              51,367            1,065,392            59,149
   Series G Accumulation Units                              13,106,032             341,108            7,100,392           185,366
   Series T Accumulation Units                              11,430,218             348,446            6,471,918           196,812
   Series P Accumulation Units                                 653,049              49,155              857,541            64,727
   Series I Accumulation Units                               5,543,290             691,905            1,933,723           240,937
   Series FA Accumulation Units                              4,879,721             801,224            2,064,517           336,514
   Series FG Accumulation Units                             11,230,260           1,527,712            2,716,606           362,785
   Series FI Accumulation Units                              4,604,737             613,367              791,378           103,660
   Series FM Accumulation Units                              1,759,008             317,763            1,732,158           312,636


   SF 135R2S

   Series SU Accumulation Units                              7,593,093           1,416,303              750,140          139,104
   Series SV Accumulation Units                             11,598,037           1,831,596            1,347,606          210,583
   Series FM Accumulation Units                             10,241,054           1,826,561            9,046,976        1,610,850
   Series FG Accumulation Units                              8,059,593           1,075,155              808,401          107,079
   Series FO Accumulation Units                              4,116,962             747,815              309,420           56,136


   SF 224R1; SF 230

   Series B Accumulation Units                               1,957,058             257,080               56,691           28,429
   Series G Accumulation Units                              30,537,423           2,308,139              518,267          127,912
   Series FA Accumulation Units                             27,219,472           4,255,909              492,589          165,276
   Series FG Accumulation Units                             22,127,890           2,858,154              486,165          114,979
   Series FI Accumulation Units                              4,650,004             583,863              163,570           35,543
   Series FM Accumulation Units                                862,152             131,031               21,669            9,661

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 4 -- CAPITAL TRANSACTIONS (continued)

                                                                Additions to Capital                    Deductions From Capital
                                                              $                  Units                 $                   Units
                                                      ----------------     ---------------      ---------------      -----------
   Year ended December 31, 1995:

   SF 135R; SF 226RI Contracts

   Series B Accumulation Units                                 434,597              54,077              110,016            13,561
   Series G Accumulation Units                               4,305,620             420,939              881,557            89,611
   Series FA Accumulation Units                             14,071,749           2,554,939            4,044,605           724,251
   Series FG Accumulation Units                             14,711,150           2,249,747            1,345,976           204,887
   Series FI Accumulation Units                              3,146,381             487,693              135,735            21,838
   Series FO Accumulation Units                                505,089              87,729              336,120            58,663
   Series FM Accumulation Units                              4,916,221             921,317            1,605,571           302,600
   Series SU Accumulation Units                                105,370              19,715
   Series AS Accumulation Units                              4,947,271             746,279               79,302            11,979
   Series SI Accumulation Units                                376,043              66,110                3,470               605
   Series FC Accumulation Units                              5,777,070             950,446              104,099            16,764
   Series FE Accumulation Units                                760,961             132,235                6,261             1,114


   SF 234; SF 224FL; SF 236FL; SF 1700 Contracts

   Series B Accumulation Units                                 833,258              48,874              580,383            33,929
   Series G Accumulation Units                               9,125,759             294,937            6,062,160           196,489
   Series T Accumulation Units                               9,366,192             347,286            4,652,406           171,305
   Series P Accumulation Units                                 634,124              50,176              732,751            57,732
   Series I Accumulation Units                               4,605,139             660,163            1,942,787           276,598
   Series FA Accumulation Units                              5,110,732             961,908            1,671,157           311,571
   Series FG Accumulation Units                              6,918,341           1,058,309              692,639           106,251
   Series FI Accumulation Units                              1,988,299             318,789              207,059            32,436
   Series FM Accumulation Units                              1,745,516             329,755            1,217,457           229,906


   SF 135R2S

   Series SU Accumulation Units                              4,886,186             942,800              947,851          188,764
   Series SV Accumulation Units                              7,552,784           1,366,412              745,648          142,445
   Series FM Accumulation Units                                511,763              95,847               74,328           14,079
   Series FG Accumulation Units                              5,215,983             786,021              403,700           61,003
   Series FO Accumulation Units                              2,521,718             501,641              105,526           21,247

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 5 -- UNITS OF CAPITAL

The following are the units outstanding and corresponding unit values as of December 31, 1996:

                                                   Units
             Description                        Outstanding          Unit Value
             -----------                        -----------          ----------
   SF 135R; SF 226 RI Contracts

   Series B Accumulation Units                     309,366           $   8.68
   Series G Accumulation Units                   2,143,643              13.77
   Series FA Accumulation Units                  7,492,590               6.81
   Series FG Accumulation Units                  6,733,435               8.08
   Series FI Accumulation Units                  2,309,743               8.54
   Series FO Accumulation Units                    370,006               6.86
   Series FM Accumulation Units                  1,898,863               5.62
   Series SU Accumulation Units                    433,865               5.56
   Series AS Accumulation Units                  3,022,385               6.73
   Series SI Accumulation Units                    308,110               6.62
   Series FC Accumulation Units                  3,986,138               7.54
   Series FE Accumulation Units                    841,369               6.93
   Series SV Accumulation Units                    282,186               5.59


   SF 234; SF 224FL; SF 236FL; SF 1700 Contracts

   Series B Accumulation Units                    269,726              18.60
   Series G Accumulation Units                  1,795,933              42.57
   Series T Accumulation Units                  1,581,897              36.72
   Series P Accumulation Units                    186,679              13.49
   Series I Accumulation Units                  1,569,196               8.57
   Series FA Accumulation Units                 1,940,307               6.58
   Series FG Accumulation Units                 2,551,369               7.77
   Series FI Accumulation Units                   834,905               8.32
   Series FM Accumulation Units                   671,516               5.66


   SF 224R1; SF 230

   Series B Accumulation Units                    228,651               8.37
   Series G Accumulation Units                  2,180,227              14.50
   Series FA Accumulation Units                 4,090,633               6.74
   Series FG Accumulation Units                 2,743,175               8.05
   Series FI Accumulation Units                   548,320               8.57

SECURITY FIRST LIFE SEPARATE ACCOUNT A

   Series FM Accumulation Units                   121,370               5.63




NOTE 5 -- UNITS OF CAPITAL (continued)

                                               Units
                          Description       Outstanding          Unit Value
                          -----------       -----------          ----------

   SF 135R2S
   ---------
   Series SU Accumulation Units              2,969,871           $   5.53
   Series SV Accumulation Units              3,807,608               7.01
   Series FM Accumulation Units                356,076               5.67
   Series FG Accumulation Units              2,052,512               7.93
   Series FO Accumulation Units              1,359,629               5.87


NOTE 6 --  ACQUISITION OF SEPARATE ACCOUNT

As a result of certain agreements entered into between Security Life and Fidelity Standard Life Insurance Company (Fidelity Standard), Security Life assumptively reinsured certain annuity business from Fidelity Standard. These agreements were effective October 31, 1996. The reinsurance between Security Life and Fidelity Standard included variable annuity contracts (SF 224R1 Contracts) which became part of the Separate Account. This transaction had no effect on unit values or number of units outstanding with respect to the SF224R1 Contracts. Previously issued financial statements for the Separate Account and Fidelity Standard Life Separate Account were not effected by this transaction.

                         Report of Independent Auditors


Board of Directors
Security First Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security First Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security First Life Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, Security First Life Insurance Company and subsidiaries made certain accounting changes in 1994.




February 7, 1997

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS


                                                       December 31
                                                  1996            1995
                                               ----------     ----------
                                                      (In thousands)
ASSETS

INVESTMENTS
  Fixed maturities                             $2,251,951     $2,178,985
  Policy and mortgage loans                        22,378         18,798
  Short-term investments                           24,607          7,024
  Other investments                                 2,754          5,440
                                               ----------     ----------
                                                2,301,690      2,210,247

CASH AND CASH EQUIVALENTS                          11,472          7,990

ACCRUED INVESTMENT INCOME                          32,797         30,459

DEFERRED POLICY ACQUISITION COSTS                 103,950         56,515

OTHER ASSETS
  Property under capital lease                     10,100         10,680
  Assets held in separate accounts                594,249        340,287
  Receivable from sale of subsidiary               22,295
  Other                                             4,063          4,318
                                               ----------     ----------
                                                  630,707        355,285
                                               ----------     ----------

                                               $3,080,616     $2,660,496
                                               ==========     ==========


       The accompanying notes are an integral part of these consolidated financial statements.

                                                                       December 31
                                                                  1996            1995
                                                               ----------     ----------
                                                                    (In thousands)
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
 Policyholder liabilities                                      $2,222,128     $2,047,818
 Obligation under capital lease                                    15,720         15,966
 Notes payable to parent                                           35,000         35,000
 Note payable                                                                      1,000
 Federal income taxes                                              31,296         35,052
 Liabilities related to separate accounts                         594,249        340,287
 Other                                                              7,687          5,293
                                                               ----------     ----------
                                                                2,906,080      2,480,416

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
 Preferred stock, $1 par value
      Authorized, issued and outstanding -- 200,000 shares            200            200
    Common stock, $200 par value
      Authorized -- 15,000 shares
      Issued and outstanding -- 11,000 shares                       2,200          2,200
 Additional paid-in capital                                        48,147         48,147
 Net unrealized investment gains                                   16,949         38,972
 Retained earnings                                                107,040         90,561
                                                               ----------     ----------
                                                                  174,536        180,080
                                                               ----------     ----------

                                                               $3,080,616     $2,660,496
                                                               ==========     ==========

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME


                                                               Year Ended December 31
                                                           1996          1995          1994
                                                        ---------      --------     ---------
                                                                     (In thousands)
REVENUES
  Net investment income                                 $ 164,115      $158,174     $ 146,101
  Annuity product income                                   10,006        14,815         6,121
  Net realized investment gains (losses)                   (2,179)        1,347        (1,735)
  Gain on sale of subsidiary                                3,879
  Other                                                       709           701           709
                                                        ---------      --------     ---------
      TOTAL REVENUES                                      176,530       175,037       151,196


BENEFITS AND EXPENSES
  Interest credited to policyholders                      106,347       103,959       102,776
  Benefits in excess of policyholder liabilities            4,960         5,738         4,119
  Amortization of deferred policy acquisition costs        13,542        15,505         5,612
  Operating expenses                                       25,721        28,201        23,543
                                                        ---------      --------     ---------
      TOTAL BENEFITS AND EXPENSES                         150,570       153,403       136,050
                                                        ---------      --------     ---------
                                                           25,960        21,634        15,146

Income tax expense
  Current                                                   3,596         3,044         1,776
  Deferred                                                  5,885         3,105         3,388
                                                        ---------      --------     ---------
                                                            9,481         6,149         5,164
                                                        ---------      --------     ---------

      NET INCOME                                        $  16,479      $ 15,485     $   9,982
                                                        =========      ========     =========

       The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                                Net
                                                                 Additional  Unrealized                    Total
                                       Preferred      Common      Paid-in    Investment     Retained  Stockholder's
                                         Stock        Stock       Capital   Gains (Losses)  Earnings      Equity
                                       ---------    ---------    ---------- --------------  --------  -------------
                                                                  (In thousands)
Balance at January 1, 1994            $    200      $  2,200      $48,147     $    (43)     $ 65,094     $115,598

 Net income                                                                                    9,982        9,982

 Cumulative effect of change in
   accounting principle
   at January 1                                                                 28,618                     28,618

 Net unrealized investment losses                                              (50,136)                   (50,136)
                                      --------      --------      -------     --------      --------     --------

Balance at December 31, 1994               200         2,200       48,147      (21,561)       75,076      104,062


 Net income                                                                                   15,485       15,485

 Net unrealized investment gains                                                60,533                     60,533
                                      --------      --------      -------     --------      --------     --------

Balance at December 31, 1995               200         2,200       48,147       38,972        90,561      180,080



 Net income                                                                                   16,479       16,479

 Net unrealized investment losses                                              (22,023)                   (22,023)
                                      --------      --------      -------     --------      --------     --------

Balance at December 31, 1996          $    200      $  2,200      $48,147     $ 16,949      $107,040     $174,536
                                      ========      ========      =======     ========      ========     ========


       The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    Year Ended December 31
                                                             1996            1995            1994
                                                         -----------      ---------      -----------
                                                                          (In thousands)
OPERATING ACTIVITIES
    Net income                                           $    16,479      $  15,485      $     9,982
    Adjustments to reconcile net income to net cash
      provided by operations:
        Net realized investment losses (gains)                 2,179         (1,347)           3,014
        Depreciation and amortization                          1,772          1,391            2,281
        Accretion of discount and amortization
         of premium on investments                             1,988          1,059           (2,423)
        Gain on sale of subsidiary                            (3,879)
        Changes in operating assets and liabilities:
          Accrued investment income                           (2,338)        (3,441)            (648)
          Deferred policy acquisition costs                  (24,655)       (15,676)          (4,915)
          Other assets                                       (19,008)         2,194            4,560
          Other liabilities                                    9,889            673           (9,050)
                                                         -----------      ---------      -----------
          NET CASH PROVIDED BY
          (USED IN) OPERATING ACTIVITIES                     (17,573)           338            2,801

INVESTING ACTIVITIES
    Fixed maturity securities
      Purchases                                           (1,065,166)      (636,371)      (1,033,097)
      Sales and maturities                                   934,171        439,897          860,239
    Net sale (purchase) of other investments                    (314)           801            3,277
    Net sale (purchase) of short-term investments            (17,583)        19,191          (26,215)
    Repayment (issuance) of loans, net                        (3,580)        (2,558)           5,792
    Purchase of equipment                                       (320)          (388)            (896)
                                                         -----------      ---------      -----------
          NET CASH USED IN
          INVESTING ACTIVITIES                              (152,792)      (179,428)        (190,900)

FINANCING ACTIVITIES
    Receipts credited to policyholder accounts               693,095        565,698          468,898
    Amounts returned to policyholders                       (518,002)      (390,760)        (326,691)
    Issuance of note payable to parent                                                        10,000
    Repayment of note payable                                 (1,000)        (1,000)          (1,000)
    Reduction of capital lease obligation                       (246)          (217)            (192)
                                                         -----------      ---------      -----------
          NET CASH PROVIDED
          BY FINANCING ACTIVITIES                            173,847        173,721          151,015
                                                         -----------      ---------      -----------

          INCREASE (DECREASE) IN
          CASH AND CASH EQUIVALENTS                            3,482         (5,369)         (37,084)

Cash and cash equivalents at beginning of year                 7,990         13,359           50,443
                                                         -----------      ---------      -----------

          CASH AND CASH
          EQUIVALENTS AT END OF YEAR                     $    11,472      $   7,990      $    13,359
                                                         ===========      =========      ===========

       The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1996 AND 1995

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION -- Security First Life Insurance Company (Security First
Life) and subsidiaries (collectively, the Company) is a wholly-owned subsidiary of Security First Group, Inc. (SFG). SFG has been a wholly-owned subsidiary of London Insurance Group, Inc. (LIG) since May 1994. The Company sells a broad range of fixed and variable annuity contracts.

The Company's consolidated financial statements are prepared in conformity with generally accepted accounting principles (GAAP) which differ in some respects from statutory accounting practices prescribed or permitted by regulatory authorities (statutory basis) and include the accounts of its wholly-owned subsidiary, Security First Life Insurance Company of Arizona (SFL-Arizona). Prior to December 31, 1996, the financial statements also included the accounts of Fidelity Standard Life Insurance Company (Fidelity Standard Life), which was sold as of that date. (See Note 9.) All significant intercompany transactions and accounts are eliminated in consolidation.

INVESTMENTS -- Investments are reported on the following bases:

    Fixed Maturities -- at fair value, which differs from the amortized cost of such investments. Unrealized gains and losses on these investments (net of related adjustments for deferred policy acquisition costs and applicable deferred income taxes) are credited or charged to stockholder's equity and, accordingly, have no effect on net income.

    For those fixed maturities which are mortgage-backed, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. Such adjustment is included in net investment income.

    The Company classifies its fixed maturities as available-for-sale. The Company does not maintain a trading portfolio.

    Policy and mortgage loans -- at unpaid balances.

    Short-term investments -- at cost, which approximates fair value.

    Other investments -- at fair value.

    Realized gains and losses on disposal of investments are determined on a specific identification basis.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CASH AND CASH EQUIVALENTS -- Cash equivalents consist of investments in money market funds. The carrying amount of cash equivalents approximates fair value.

DEFERRED POLICY ACQUISITION COSTS -- As of January 1, 1995, the Company adopted the account value deposit method of reporting for two-tier annuities (those annuities that have a different interest credited rate for annuitization as compared to withdrawal). The Company had previously adopted this method for single-tier annuities. Under this method, commissions and other costs of acquiring annuities that vary with and are primarily related to the acquisition of such business are included in deferred policy acquisition costs. Prior to that date, certain commission costs for two-tier annuities were reported as a component of policyholder liabilities. As a result of this change, deferred policy acquisition costs and policyholder liabilities increased by $38,590,000 on January 1, 1995 with no effect on stockholder's equity. Additionally, the presentation of certain revenue and expense items in the consolidated statement of income for the year ended December 31, 1995 has been effected by this change with no significant impact on net income.

Deferred policy acquisition costs are being amortized in proportion to the present value of estimated future gross margins which includes the impact of realized investment gains and losses.

POLICYHOLDER LIABILITIES -- As indicated previously, the Company adopted the account value deposit method for reporting on two-tier annuities as of January 1, 1995. Under this method, the policyholder liabilities for two-tier annuities are the lower tier account values. Policyholder liabilities for the Company's single-tier fixed annuity products are the account values.

The fair value of policyholder liabilities is estimated assuming all policyholders surrender their policies. The carrying amounts and estimated fair values are as follows (in thousands):

                                  Carrying Amount       Estimated Fair Value
                                  ---------------       --------------------
December 31, 1996                   $2,222,128               $2,147,777
December 31, 1995                    2,047,818                1,976,079

NOTES PAYABLE -- Notes payable are carried at their unpaid balances which approximate fair value because the interest rates on these notes approximate market rates.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

INCOME TAXES -- The Company files consolidated federal income tax returns with SFG. Income taxes are provided on the basis as if the companies filed separately.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Such differences are related principally to the deferral of policy acquisition costs, the valuation of fixed maturities and the provision for policyholder liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

SEPARATE ACCOUNTS -- The assets held in separate accounts represent funds that are separately administered by the Company pursuant to variable annuity contracts. The liabilities related to separate accounts consist of policyholder liabilities for variable annuities. The separate account assets and liabilities are reported at fair value. The Company receives a fee for administrative services provided to the separate accounts. Investment risks associated with fair value changes are borne by the contract holders.

ANNUITY REVENUES AND BENEFITS -- Annuity product income represents fees earned from policyholders of annuity contracts, including surrender charges, annuitization charges and administration fees. Benefits in excess of policyholder liabilities consists of the difference between the policyholder account values annuitized during the period and the related policyholder liability balances.

ESTIMATES -- Certain amounts reported in the accompanying consolidated financial statements are based on management's best estimates and judgments. Actual results could differ from those estimates.

RECLASSIFICATIONS -- Certain reclassifications of prior-year amounts have been made to conform with current-year classifications.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 2 -- STATUTORY CAPITAL AND RESTRICTIONS

Security First Life and its subsidiaries are required to file annual statements with various state insurance regulatory authorities on a statutory basis.

The statutory-basis capital and surplus at December 31, 1996, 1995 and 1994, and statutory-basis net income for those years are as follows (in thousands):

                                                      Capital        Net
                                                    and Surplus     Income
                                                    -----------     ------
December 31, 1996
-----------------
Security First Life Insurance Company                $107,501*     $13,449*
Security First Life Insurance Company of Arizona       13,823*       1,187*

December 31, 1995
-----------------
Security First Life Insurance Company                $100,027      $ 3,161
Fidelity Standard Life Insurance Company               15,573          831
Security First Life Insurance Company of Arizona       12,715          612

December 31, 1994
-----------------
Security First Life Insurance Company                $ 99,272      $ 1,758
Fidelity Standard Life Insurance Company               14,894          409
Security First Life Insurance Company of Arizona       12,118        1,246

    * These unaudited amounts are preliminary and subject to change upon completion of the statutory annual statements.


Security First Life and Fidelity Standard Life are incorporated and domiciled in Delaware. SFL-Arizona is incorporated and domiciled in Arizona. The payment of dividends is subject to statutory limitations which are based on each company's statutory-basis net income and surplus levels. At December 31, 1996, the maximum amount of dividends Security First Life could pay SFG without prior approval from state insurance regulatory authorities is $12,132,000.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS

The Company adopted Statement of Financial Accounting Standards No. 115 (SFAS No. 115), Accounting for Certain Investments in Debt and Equity Securities, as of January 1, 1994. In accordance with SFAS No. 115, prior period financial statements were not restated to reflect the change in accounting principle. The cumulative effect as of January 1, 1994 of adopting SFAS No. 115 was an increase in stockholder's equity of $28,618,000 -- net of related adjustments for deferred policy acquisition costs of $62,166,000 which was recorded as an adjustment to policyholder liabilities and deferred income taxes of $14,743,000 -- to reflect the net unrealized gains on securities previously carried at amortized cost. There was no effect on net income as a result of the adoption of SFAS No. 115.

Unrealized investment gains reported in the accompanying financial statements are as follows (in thousands):


                                                                  December 31
                                                               1996        1995
                                                             -------     --------
Unrealized investment gains                                  $48,552     $104,593
Less:   Adjustment for deferred policy acquisition costs      22,942       45,736
        Deferred income taxes                                  8,661       19,885
                                                             -------     --------

        Net unrealized investment gains                      $16,949     $ 38,972
                                                             =======     ========

The Company reports realized gains (losses) on investment transactions net of any adjustment to the amortization of deferred policy acquisition costs when such amortization is accelerated or decelerated as a result of the realization of gains or losses other than as originally anticipated on the sale of investments associated with annuity products. Net realized investment gains (losses) reported in the accompanying financial statements are as follows (in thousands):

                                                   1996         1995         1994
                                                 -------      -------      -------
Fixed maturities
  Gross gains                                    $ 8,923      $ 6,181      $ 7,174
  Gross losses                                    (8,075)      (4,621)      (6,328)
                                                 -------      -------      -------
                                                     848        1,560          846
Losses on other investments                       (3,027)        (213)      (2,281)
Accelerated amortization of
  deferred policy acquisition costs                                           (300)
                                                 -------      -------      -------
 Net realized investment gains (losses)          $(2,179)     $ 1,347      $(1,735)
                                                 =======      =======      =======

Proceeds from sales of fixed maturities are $911,529,000 and $441,790,000 in 1996 and 1995, respectively.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities as of December 31, 1996 and 1995 are summarized as follows (in thousands):

                                                          Gross          Gross
                                         Amortized     Unrealized     Unrealized         Fair
                                            Cost         Gains          Losses          Value
                                         ---------     ----------     ----------        ------
December 31, 1996
-----------------
   U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies           $  115,250     $   7,165      $      (494)     $  121,921
   Debt securities issued by foreign
     governments                             35,960         1,335             (308)         36,987
   Corporate securities                   1,106,617        38,203          (10,094)      1,134,726
   Mortgage-backed securities               945,534        20,188           (7,405)        958,317
                                         ----------     ---------      -----------      ----------
                                         $2,203,361     $  66,891      $   (18,301)     $2,251,951
                                         ==========     =========      ===========      ==========

December 31, 1995
-----------------
   U.S. Treasury securities and
     obligations of U.S. Government
     corporations and agencies           $  131,672     $  12,467      $      (153)     $  143,986
   Debt securities issued by foreign
     governments                             16,779         1,687                           18,466
   Corporate securities                     896,766        64,723           (5,194)        956,295
   Mortgage-backed securities             1,029,090        33,049           (1,901)      1,060,238
                                         ----------     ---------      -----------      ----------
                                         $2,074,307     $ 111,926      $    (7,248)     $2,178,985
                                         ==========     =========      ===========      ==========

The amortized cost and fair value of fixed maturities by contractual maturity at December 31, 1996, are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                  Amortized       Fair
                                                    Cost          Value
                                                 ----------     ----------
                                                      (In thousands)
      Due in one year or less                    $      923     $      955
      Due after one year through five years         234,687        242,136
      Due after five years through ten years        608,014        620,501
      Due after ten years                           414,203        430,042
      Mortgage-backed securities                    945,534        958,317
                                                 ----------     ----------
                                                 $2,203,361     $2,251,951
                                                 ==========     ==========

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The Company has recorded valuation reserves for other-than-temporary impairment in the value of investments of $6,900,000 and $4,250,000 at December 31, 1996 and 1995, respectively.

Concentrations of credit risk with respect to fixed maturities are limited due to the large number of issues owned and their dispersion across many different industries and geographic areas. Accordingly, at December 31, 1996, the Company had no significant concentration of credit risk.

The fair values for fixed maturities are primarily based on values obtained from independent pricing services.

The carrying amount of mortgage loans ($945,000 at December 31, 1996 and 1995) and policy loans ($21,433,000 and $17,853,000 at December 31, 1996 and 1995,
respectively) approximates fair value because the interest rates on these loans approximate market rates.

The Company places its temporary cash investments with high-credit quality financial institutions and, by corporate policy, limits the amount of credit exposure to any one financial institution.

At December 31, 1996, investment securities having an amortized cost of $10,566,000 were on deposit with various states in accordance with state insurance department requirements.

Investment income by major category of investment is summarized as follows (in thousands):

                                 1996           1995           1994
                              ---------      ---------      ---------
Fixed maturities              $ 165,997      $ 159,266      $ 148,303
Policy and mortgage loans         1,283          1,229          1,518
Short-term investments            1,718          1,943            114
Other investments                   553            894            406
Cash and cash equivalents           486            388            783
                              ---------      ---------      ---------
                                170,037        163,720        151,124

Investment expenses              (5,922)        (5,546)        (5,023)
                              ---------      ---------      ---------

   Net investment income      $ 164,115      $ 158,174      $ 146,101
                              =========      =========      =========


The Company has no significant amounts of non-income producing investments.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 4 -- NOTES PAYABLE

Notes payable consist of the following as of December 31 (in thousands):


                                                            1996        1995
                                                          -------     -------
5% Surplus note due to SFG, interest payable monthly,
principal payable upon regulatory approval                $25,000     $25,000

8% Surplus note due to SFG, interest payable monthly,
principal payable upon regulatory approval                 10,000      10,000

8% Note due to The Capitol Life Insurance Company,
interest payable quarterly, principal payment
of $1,000,000  paid on December 31, 1996                                1,000
                                                          -------     -------
                                                          $35,000     $36,000
                                                          =======     =======


Security First Life has a $15,000,000 bank revolving credit line which bears interest at a floating rate based on London Interbank Offered Rates. There were no borrowings outstanding under this revolving credit line at December 31, 1996 and 1995. The $25,000,000 and $10,000,000 surplus notes payable to SFG are pledged, along with the common and preferred stock of Security First Life, as collateral for SFG's bank revolving credit line.

There are no principal payments due on the notes payable during the next five years.

Interest paid by the Company totaled $2,133,000 in 1996, $2,225,000 in 1995 and $1,799,000 in 1994.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 5 -- INCOME TAXES

The liability for federal income taxes includes deferred taxes of $30,496,000 and $35,875,000 at December 31, 1996 and 1995, respectively. Significant components of these deferred taxes are as follows (in thousands):

                                           1996        1995
                                         -------     -------
Deferred tax liabilities:
  Deferred policy acquisition costs      $41,153     $32,937
  Fixed maturities                         7,124      19,980
  Other assets                             1,794
                                         -------     -------
      Total deferred tax liabilities      50,071      52,917

Deferred tax assets:
  Policyholder liabilities                12,856      13,384
  Other liabilities                        6,503       3,388
  Other, net                                 216         270
                                         -------     -------
      Total deferred tax assets           19,575      17,042
                                         -------     -------

     Net deferred tax liabilities        $30,496     $35,875
                                         =======     =======

Income taxes paid by the Company were $1,972,000 in 1996, $3,248,000 in 1995 and $2,000,000 in 1994.

The following is a reconciliation of the federal income tax at statutory rates of 34% with the income tax provision as shown in the accompanying financial statements (in thousands):

                                         1996         1995
                                       -------      -------
Federal income tax at 34%              $ 8,826      $ 7,356
Dividends received deduction              (259)        (317)
True up of prior year taxes                924         (875)
Other                                      (10)         (15)
                                       -------      -------

  Provision for income tax expense     $ 9,481      $ 6,149
                                       =======      =======

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 6 -- CAPITAL LEASE

Security First Life has a lease for office space that expires in 2014. This lease is treated as a capital lease for financial reporting purposes.

The Company subleases space on an annual basis to SFG to use as its home office. Related income offset against the lease costs was $1,656,000, $1,663,000 and $1,649,000 for the years ended December 31, 1996, 1995 and 1994, respectively. Future payments under the lease are as follows (in thousands):


1997                                                  $2,166
1998                                                   2,166
1999                                                   2,166
2000                                                   2,166
2001                                                   2,166
Thereafter                                            26,885
                                                     -------

            Total minimum rental payments             37,715

             Amount representing interest            (21,995)
                                                     -------
 Present value of minimum rental payments            $15,720
                                                     =======

The property under capital lease is net of accumulated amortization of $7,297,000 in 1996 and $6,717,000 in 1995. Lease amortization expense was $580,000 in 1996 and 1995.


NOTE 7 -- COMMITMENTS

The Company has forward contracts with commitments to purchase mortgage-backed securities with total par values of $17,500,000 at December 31, 1996. The Company uses these contracts to hedge the interest rate risk on future investments that match policyholder liabilities, primarily related to guaranteed-rate products. Gains or losses realized on such contracts are included in the carrying value of the underlying anticipated investment. The Company is subject to the risk that the counterparties to such contracts would fail to deliver the securities to the Company on settlement date, if the Company were to hold the contract on that date. The Company's current cash balances and expected future cash flows are sufficient to settle the commitments under these forward contracts.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 8 -- RELATED PARTY TRANSACTIONS

The Company has marketing and administrative agreements with SFG under which SFG provides all of the Company's marketing and policyholder administration services. Amounts incurred under these agreements were $52,102,000, $38,954,000, and $31,183,000 for 1996, 1995 and 1994, respectively. A substantial portion of these amounts are commissions and are deferred as acquisition costs.

The Company has management agreements with SFG under which the latter provides certain personnel, administrative services and office space. Amounts incurred under these agreements were $4,308,000 in 1996, 1995 and 1994.

The Company has investment advisory agreements with Security First Investment Management Corporation, a subsidiary of SFG. Fees of $5,360,000, $4,756,000, and $4,508,000 were paid in 1996, 1995 and 1994, respectively, pursuant to these agreements.


NOTE 9 -- OTHER SIGNIFICANT EVENTS

Effective December 31, 1996, the Company sold all of the common stock of its former subsidiary, Fidelity Standard Life. As a result of this transaction, the Company recognized a gain in 1996 of $3,879,000. As of December 31, 1996, the accompanying balance sheet includes receivables of $22,295,000 related to this sale. These receivables were settled in January 1997.

Prior to the sale of Fidelity Standard Life, the Company assumed all of the policyholder liabilities through several reinsurance agreements. No gain or loss was recognized on this transaction.

                                     PART C
                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

      (a)   Financial Statements contained herein

            (1) Security First Life Separate Account A

                Part A - Condensed Financial Information
                Part B - Statement of Assets and Liabilities, Statement of
                          Operations, Statement of Changes in Net Assets, Statement of Investments

            (2) Security First Life Insurance Company

                Part B - Depositor's financial statements with notes

      (b)   Exhibits

                (10) Consent of Independent Auditors - herewith
                (13) Organizational Chart - herewith
                (27) Financial Data Schedule - herewith

All previously filed Exhibits to Security First Life Separate Account A registration statement and all post-effective amendments thereto are specifically incorporated herein by reference.

Item 25.       Directors and Officers of the Depositor

The officers and directors of Security First Life Insurance Company are listed below. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.


Name                          Position and Offices with Depositor
----                          -----------------------------------
Melvin M. Hawkrigg            Chairman of the Board and Director
Frederic J. Tomczyk           Director
Frank E. Farella              Director
General P.X. Kelley           Director
Robert G. Mepham              Director, President and Chief Executive Officer
Richard C. Pearson            Director, Senior Vice President, General Counsel
                              and Secretary
Howard H. Kayton              Executive Vice President and Chief Actuary
Robert D. Badun               Senior Vice President, Investments
Jane F. Eagle                 Senior Vice President, Finance
Peter R. Jones                Senior Vice President, Public Services
Cheryl M. MacGregor           Senior Vice President, Administration
Alex H. Masson                Senior Vice President, Information Systems

Robert L. Pina                Senior Vice President, Human Resources
George R. Bateman             Vice President, Public Employees Services
James C. Turner               Vice President, Taxation
George J. Olah                Treasurer
Cheryl J. Finney              Assistant General Counsel and Assistant Secretary


Item 26. Persons Controlled by or under Common Control with Depositor of Registrant

The Registrant is a Separate Account of Security First Life Insurance Company ("depositor"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the depositor, see Exhibit 13.

Item 27.        Number of Contractowners


As of February 28, 1997 there were 8,571 owners of the Contracts which are the subject of this post-effective amendment.


Item 28.       Indemnification

None

Item 29.       Principal Underwriters


Security First Financial, Inc. is the principal underwriter for Security First Life Separate Account A.


The following are the directors and officers of Security First Financial, Inc. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.


Name                         Position with Underwriter
--------------------         -------------------------
Robert Grant Mepham          Director and Chairman of the Board
Richard Carl Pearson         Director, President, General Counsel and Secretary
Jane Frances Eagle           Director, Senior Vice President, Finance and
                             Treasurer
Howard H. Kayton             Senior Vice President and Chief Actuary
James Cyrus Turner           Vice President, Taxation and Assistant Secretary
Cheryl J. Finney             Assistant General Counsel and Assistant Secretary


                    Net Underwriting   Compensation on
Name of Principal   Discount and       Redemption or      Brokerage
Underwriter         Commissions*       Annuitization      Commission    Compensation
-----------------   ------------       -------------      ----------    ------------
Security First      None               None               None          None
Financial, Inc.

*Fee paid by Security First Life Insurance Company for serving as underwriter.

Item 30.        Location of Accounts and Records

Security First Financial, Inc., underwriter for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Security First Life Insurance Company, the depositor for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and as custodian of the Registrant.

Security First Group, Inc. performs substantially all of the recordkeeping and administrative services in connection with the Registrant. Security First Group, Inc. is located at 11365 West Olympic Boulevard, Los Angeles, California 90064.

Item 31.        Management Services

Not applicable.

Item 32.        Undertakings


Registrant makes the following undertaking:

Security First Life represents that the charges deducted under the Contracts described herein this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 30th day of April 1997.


                                    SECURITY FIRST LIFE SEPARATE ACCOUNT A
                                                  (Registrant)

                                    By SECURITY FIRST LIFE INSURANCE COMPANY
                                                  (Sponsor)



                                    By /s/ Robert G. Mepham
                                      --------------------------------------
                                           Robert G. Mepham, President

As required by the Securities Act of 1933, this Post-Effective amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                           Title                         Date
---------                           -----                         ----
/s/ Robert G. Mepham                President, Director           April 30, 1997
----------------------
Robert G. Mepham


/s/ Jane F. Eagle                   Principal Financial and       April 30, 1997
----------------------              Accounting Officer
Jane F. Eagle


Melvin M. Hawkrigg*                 Chairman, Director            April 30, 1997
----------------------
Melvin M. Hawkrigg


----------------------              Director                      April 30, 1997
Frederic J. Tomczyk


Paul X. Kelley*                     Director                      April 30, 1997
----------------------
Paul X. Kelley

Signature                           Title                         Date
---------                           -----                         ----
Frank E. Farella*                   Director                      April 30, 1997
----------------------
Frank E. Farella


/s/ Richard C. Pearson              Director                      April 30, 1997
----------------------
Richard C. Pearson


/s/ Richard C. Pearson                                            April 30, 1997
----------------------
*(Richard C. Pearson as
Attorney-in-Fact for each
of the persons indicated)